                                                                    EXHIBIT 10.6


Draft of May 11, 1998
================================================================================







                    U.S. RESTAURANT PROPERTIES OPERATING L.P.





                 $111,000,000 7.15% Senior Notes due May 1, 2005

                        --------------------------------

                             NOTE PURCHASE AGREEMENT
                        --------------------------------




                             Dated as of May 1, 1998








================================================================================

                                TABLE OF CONTENTS

                          (Not a part of the Agreement)

SECTION                                                       HEADING                                                           PAGE
SECTION 1.                 AUTHORIZATION OF NOTES................................................................................1


SECTION 2.                 SALE AND PURCHASE OF NOTES............................................................................1


SECTION 3.                 CLOSING...............................................................................................2


SECTION 4.                 CONDITIONS TO CLOSING.................................................................................2

       Section 4.1.            Guaranty Agreements...............................................................................2
       Section 4.2.            Representations and Warranties....................................................................3
       Section 4.3.            Performance; No Default...........................................................................3
       Section 4.4.            Compliance Certificates...........................................................................3
       Section 4.5.            Opinions of Counsel...............................................................................4
       Section 4.6.            Purchase Permitted by Applicable Law, Etc.........................................................4
       Section 4.7.            Sale of Other Notes...............................................................................4
       Section 4.8.            Payment of Special Counsel Fees...................................................................4
       Section 4.9.            Private Placement Number..........................................................................4
       Section 4.10.           Changes in Organizational Structure...............................................................4
       Section 4.11.           Funding Instructions..............................................................................5
       Section 4.12.           Proceedings and Documents.........................................................................5

SECTION 5.                 REPRESENTATIONS AND WARRANTIES OF THE CONSTITUENT COMPANIES...........................................5

       Section 5.1.            Organization; Power and Authority.................................................................5
       Section 5.2.            Authorization, Etc................................................................................5
       Section 5.3.            Disclosure........................................................................................6
       Section 5.4.            Organization and Ownership of Equity Interests of Subsidiaries;
                               Affiliates........................................................................................6
       Section 5.5.            Financial Statements..............................................................................7
       Section 5.6.            Compliance with Laws, Other Instruments, Etc......................................................7
       Section 5.7.            Governmental Authorizations, Etc..................................................................8
       Section 5.8.            Litigation; Observance of Agreements, Statutes and Orders.........................................8
       Section 5.9.            REIT Status; Taxes................................................................................8
       Section 5.10.           Title to Property; Leases.........................................................................9
       Section 5.11.           Licenses, Permits, Etc............................................................................9


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

       Section 5.12.           Compliance with ERISA.............................................................................9
       Section 5.13.           Private Offering.................................................................................10
       Section 5.14.           Use of Proceeds; Margin Regulations..............................................................10
       Section 5.15.           Existing Indebtedness; Future Liens..............................................................11
       Section 5.16.           Foreign Assets Control Regulations, Etc..........................................................11
       Section 5.17.           Status under Certain Statutes....................................................................11
       Section 5.18.           Obligations Rank Pari Passu; Credit Rating.......................................................11
       Section 5.19.           Environmental Matters............................................................................12

SECTION 6.                 REPRESENTATIONS OF THE PURCHASER.....................................................................12

       Section 6.1.            Purchase for Investment..........................................................................12
       Section 6.2.            Source of Funds..................................................................................13

SECTION 7.                 INFORMATION AS TO THE TRUST..........................................................................14

       Section 7.1.            Financial and Business Information...............................................................14
       Section 7.2.            Officer's Certificate............................................................................17
       Section 7.3.            Inspection.......................................................................................17

SECTION 8.                 PREPAYMENT OF THE NOTES..............................................................................18

       Section 8.1.            Required Prepayments.............................................................................18
       Section 8.2.            Optional Prepayments with Make-Whole Amount......................................................18
       Section 8.3.            Change in Control................................................................................18
       Section 8.4.            Allocation of Partial Prepayments................................................................21
       Section 8.5.            Maturity; Surrender, Etc.........................................................................21
       Section 8.6.            Purchase of Notes................................................................................21
       Section 8.7.            Make-Whole Amount................................................................................21

SECTION 9.                 AFFIRMATIVE COVENANTS................................................................................23

       Section 9.1.            Compliance with Law..............................................................................23
       Section 9.2.            Insurance........................................................................................23
       Section 9.3.            Maintenance of Properties........................................................................23
       Section 9.4.            Payment of Taxes and Claims......................................................................23
       Section 9.5.            Legal Existence, Maintenance of REIT Status......................................................24
       Section 9.6.            Nature of Business...............................................................................24
       Section 9.7.            Obligations to Rank Pari Passu...................................................................24
       Section 9.8.            Additional Subsidiary Guarantors.................................................................25
       Section 9.9.            Additional Notices...............................................................................26

SECTION 10.                NEGATIVE COVENANTS...................................................................................26

       Section 10.1.           Incurrence of Indebtedness.......................................................................26
       Section 10.2.           Unencumbered Asset Coverage......................................................................27
       Section 10.3.           Merger, Consolidation, Etc.......................................................................27
       Section 10.4.           Guaranties.......................................................................................28
       Section 10.5.           Transactions with Affiliates.....................................................................28

       Section 10.6.           Termination of Pension Plans.....................................................................28

SECTION 11.                EVENTS OF DEFAULT....................................................................................28


SECTION 12.                REMEDIES ON DEFAULT, ETC.............................................................................31

       Section 12.1.           Acceleration.....................................................................................31
       Section 12.2.           Other Remedies...................................................................................31
       Section 12.3.           Rescission.......................................................................................32
       Section 12.4.           No Waivers or Election of Remedies, Expenses, Etc................................................32

SECTION 13.                REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES........................................................32

       Section 13.1.           Registration of Notes............................................................................32
       Section 13.2.           Transfer and Exchange of Notes...................................................................33
       Section 13.3.           Replacement of Notes.............................................................................33

SECTION 14.                PAYMENTS ON NOTES....................................................................................34

       Section 14.1.           Place of Payment.................................................................................34
       Section 14.2.           Home Office Payment..............................................................................34

SECTION 15.                EXPENSES, ETC........................................................................................34

       Section 15.1.           Transaction Expenses.............................................................................34
       Section 15.2.           Survival.........................................................................................35

SECTION 16.                SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.........................................35


SECTION 17.                AMENDMENT AND WAIVER.................................................................................35

       Section 17.1.           Requirements.....................................................................................35
       Section 17.2.           Solicitation of Holders of Notes.................................................................36
       Section 17.3.           Binding Effect, Etc..............................................................................36
       Section 17.4.           Notes held by Constituent Company, Etc...........................................................36

SECTION 18.                NOTICES..............................................................................................37


SECTION 19.                REPRODUCTION OF DOCUMENTS............................................................................37


SECTION 20.                CONFIDENTIAL INFORMATION.............................................................................38


SECTION 21.                SUBSTITUTION OF PURCHASER............................................................................39


SECTION 22.                MISCELLANEOUS........................................................................................39

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
       Section 22.1.           Successors and Assigns...........................................................................39
       Section 22.2.           Payments due on Non-Business Days................................................................39
       Section 22.3.           Severability.....................................................................................39
       Section 22.4.           Construction.....................................................................................39
       Section 22.5.           Counterparts.....................................................................................40
       Section 22.6.           Governing Law....................................................................................40

Signature.......................................................................................................................41



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


ATTACHMENTS TO THE NOTE PURCHASE AGREEMENT:


SCHEDULE A                 --     Information Relating to Purchasers

SCHEDULE B                 --     Defined Terms

SCHEDULE 4.10              --     Changes in Organizational Structure

SCHEDULE 5.3               --     Disclosure Materials

SCHEDULE 5.4              --     Subsidiaries of the Trust and Ownership of Equity Interests

SCHEDULE 5.5               --     Financial Statements

SCHEDULE 5.8               --     Certain Litigation

SCHEDULE 5.11              --     Patents, Etc.

SCHEDULE 5.14              --     Use of Proceeds

SCHEDULE 5.15              --     Existing Indebtedness

EXHIBIT 1                 --     Form of 7.15% Senior Note due May 1, 2005

EXHIBIT 2                  --     Form of Guaranty Agreement

EXHIBIT 3                 --     Form of Subsidiary Guaranty Agreement

EXHIBIT 4.5(a)            --     Form of Opinion of Special Counsel for the Constituent Companies

EXHIBIT 4.5(b)            --     Form of Opinion of Special Counsel for the Purchasers



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




                    U.S. RESTAURANT PROPERTIES OPERATING L.P.
                        U.S. RESTAURANT PROPERTIES, INC.
                        5310 HARVEST HILL ROAD, SUITE 270
                               DALLAS, TEXAS 75230

                       7.15% Senior Notes due May 1, 2005

                                                                     Dated as of
                                                                     May 1, 1998

TO THE PURCHASER LISTED IN THE
 ATTACHED SCHEDULE A WHO IS A
 SIGNATORY HERETO:

Ladies and Gentlemen:

         U.S. RESTAURANT PROPERTIES OPERATING L.P., a Delaware limited partnership, and U.S. RESTAURANT PROPERTIES, INC., a Maryland corporation (respectively, the "Operating Partnership" and the "Trust," collectively, the "Constituent Companies" and individually a "Constituent Company"), jointly and severally agree with you as follows:

SECTION 1.     AUTHORIZATION OF NOTES.

         The Operating Partnership will authorize the issue and sale of $111,000,000 aggregate principal amount of its 7.15% Senior Notes due May 1, 2005 (the "Notes," such term to include any such notes issued in substitution therefor pursuant to SECTION 13 of this Agreement or the Other Agreements (as hereinafter defined)). The Notes shall be substantially in the form set out in
EXHIBIT 1, with such changes therefrom, if any, as may be approved by you and the Operating Partnership. Certain capitalized terms used in this Agreement are defined in SCHEDULE B; references to a "Schedule" or an "Exhibit" are, unless otherwise specified, to a Schedule or an Exhibit attached to this Agreement.

SECTION 2.     SALE AND PURCHASE OF NOTES.

         Subject to the terms and conditions of this Agreement, the Operating Partnership will issue and sell to you and you will purchase from the Operating Partnership, at the Closing provided for in SECTION 3, Notes in the principal amount specified opposite your name in SCHEDULE A at the purchase price of 100% of the principal amount thereof. Contemporaneously with entering into this Agreement, the Constituent Companies are entering into separate Note Purchase Agreements (the "Other Agreements") identical with this Agreement with each of the other purchasers named in SCHEDULE A (the "Other Purchasers"), providing for the sale at such Closing to each of the Other Purchasers of Notes in the principal amount specified opposite its name in SCHEDULE A. Your obligation hereunder, and the obligations of the Other Purchasers under the Other Agreements, are several and not joint obligations, and you shall have no obligation under any Other Agreement and no liability to any Person for the performance or nonperformance by any Other Purchaser thereunder.

         The obligations of the Operating Partnership hereunder and under the Other Agreements and the Notes are unconditionally guaranteed by the Trust pursuant to that certain Guaranty Agreement dated as of the date hereof (the "Guaranty Agreement") substantially in the form of EXHIBIT 2 and by USRP (Consolidating), LLC, a Texas limited liability company, USRP (West Virginia) Partners, L.P., a Texas limited partnership, Restaurant Renovation Partners, L.P., a Texas limited partnership, U.S. Restaurant Properties Development L.P., a Texas limited partnership, USRP (Lincoln), Ltd., a Texas limited partnership, USRP (Norman) Ltd., a Texas limited partnership, and USRP (Carolina), Ltd., a Texas limited partnership (collectively, the "Subsidiary Guarantors") pursuant to that certain Subsidiary Guaranty Agreement dated as of the date hereof (the "Subsidiary Guaranty Agreement") substantially in the form of EXHIBIT 3.

SECTION 3.     CLOSING.

         The sale and purchase of the Notes to be purchased by you and the Other Purchasers shall occur at the offices of Chapman and Cutler, 111 West Monroe Street, Chicago, Illinois 60603, at 10:00 a.m. Chicago time, at a closing on May 12, 1998 (the "Closing"). At the Closing, the Operating Partnership will deliver to you the Notes to be purchased by you in the form of a single Note (or such greater number of Notes in denominations of at least $100,000 as you may request) dated the date of the Closing and registered in your name (or in the name of your nominee), against delivery by you to the Operating Partnership or its order of immediately available funds in the amount of the purchase price therefor by wire transfer of immediately available funds for the account of the Operating Partnership to account number 7611017455 at Comerica Bank - Texas, 1508 West Mockingbird Lane, Dallas, Texas 75265-0282, ABA number 111000753. If at the Closing the Operating Partnership shall fail to tender such Notes to you as provided above in this SECTION 3, or any of the conditions specified in
SECTION 4 shall not have been fulfilled to your satisfaction, you shall, at your election, be relieved of all further obligations under this Agreement, without thereby waiving any rights you may have by reason of such failure or such nonfulfillment.

SECTION 4.     CONDITIONS TO CLOSING.

         Your obligation to purchase and pay for the Notes to be sold to you at the Closing is subject to the fulfillment to your satisfaction, prior to or at the Closing, of the following conditions:

         Section 4.1. Guaranty Agreements. (a) The Guaranty Agreement shall have been executed and delivered by the Trust.

           (b) The Subsidiary Guaranty Agreement shall have been executed and delivered by the Subsidiary Guarantors.

         Section 4.2. Representations and Warranties. (a) The representations and warranties of the Constituent Companies in this Agreement shall be correct when made and at the time of the Closing.

           (b) The representations and warranties of each Subsidiary Guarantor in the Subsidiary Guaranty Agreement shall be correct when made at the time of the Closing.

         Section 4.3. Performance; No Default. The Constituent Companies shall have performed and complied with all agreements and conditions contained in this Agreement required to be performed or complied with by them prior to or at the Closing, and after giving effect to the issue and sale of the Notes (and the application of the proceeds thereof as contemplated by SCHEDULE 5.14), no Default or Event of Default shall have occurred and be continuing. Neither Constituent Company nor any Subsidiary shall have entered into any transaction since the date of the Memorandum that would have been prohibited by SECTION 10 hereof have such Section applied since such date.

         Section 4.4. Compliance Certificates.

           (a) Officer's Certificate. (1) Each Constituent Company shall have delivered to you an Officer's Certificate, dated the date of the Closing, certifying that the conditions specified in SECTIONS 4.2, 4.3 and 4.10 have been fulfilled.

           (2) Each Subsidiary Guarantor shall have delivered to you a certificate of an authorized officer, dated the date of the Closing, certifying that the conditions specified in SECTION 4.1(B) and 4.2(B) have been satisfied.

           (b) Secretary's Certificate. (1) Each Constituent Company shall have delivered to you a certificate certifying as to the resolutions attached thereto and other proceedings relating to the authorization, execution and delivery of, this Agreement and, as applicable, the Notes and the Guaranty Agreement.

           (2) Each Subsidiary Guarantor shall have delivered to you a certificate certifying as to the resolutions attached thereto and other proceedings relating to the authorization, execution and delivery of the Subsidiary Guaranty Agreement.

           (c) ERISA Certificate. If you shall have made the disclosures referred to in SECTION 6.2(b), (c) or (e), you shall have received from each Constituent Company the certificates described in the penultimate paragraph of
SECTION 6.2 and each such certificate shall state that (1) such Constituent Company is neither a "party in interest" nor a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to SECTION 6.2(b) or (e) or (2) with respect to any plan, identified pursuant to
SECTION 6.2(c), neither such Constituent Company nor any "affiliate" (as defined in

Section V(c) of the QPAM Exemption) of such Constituent Company has, at such time or during the immediately preceding one year, exercised the authority to appoint or terminate the QPAM as manager of the assets of any plan identified in writing pursuant to SECTION 6.2(c) or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plans.

         Section 4.5. Opinions of Counsel. You shall have received opinions in form and substance satisfactory to you, dated the date of the Closing (a) from Middleberg, Riddle & Gianna, counsel for the Constituent Companies and the Subsidiary Guarantors, covering the matters set forth in EXHIBIT 4.5(a) and covering such other matters incident to the transactions contemplated hereby as you or your counsel may reasonably request (and the Constituent Companies hereby instruct their counsel to deliver such opinion to you) and (b) from Chapman and Cutler, your special counsel in connection with such transactions, substantially in the form set forth in EXHIBIT 4.5(b) and covering such other matters incident to such transactions as you may reasonably request.

         Section 4.6. Purchase Permitted by Applicable Law, Etc. On the date of the Closing, your purchase of Notes shall (a) be permitted by the laws and regulations of each jurisdiction to which you are subject, without recourse to provisions (such as Section 1405(a)(8) of the New York Insurance Law) permitting limited investments by insurance companies without restriction as to the character of the particular investment, (b) not violate any applicable law or regulation (including, without limitation, Regulation T, U or X of the Board of Governors of the Federal Reserve System) and (c) not subject you to any tax, penalty or liability under or pursuant to any applicable law or regulation, which law or regulation was not in effect on the date hereof. If requested by you, you shall have received an Officer's Certificate certifying as to such matters of fact as you may reasonably specify to enable you to determine whether such purchase is so permitted.

         Section 4.7. Sale of Other Notes. Contemporaneously with the Closing, the Operating Partnership shall sell to the Other Purchasers, and the Other Purchasers shall purchase, the Notes to be purchased by them at the Closing as specified in SCHEDULE A.

         Section 4.8. Payment of Special Counsel Fees. Without limiting the provisions of SECTION 15.1, the Operating Partnership shall have paid on or before the Closing the fees, charges and disbursements of your special counsel referred to in SECTION 4.5 to the extent reflected in a statement of such counsel rendered to the Operating Partnership at least one Business Day prior to the Closing.

         Section 4.9. Private Placement Number. A Private Placement Number issued by Standard & Poor's CUSIP Service Bureau (in cooperation with the Securities Valuation Office of the National Association of Insurance Commissioners) shall have been obtained for the Notes.

         Section 4.10. Changes in Organizational Structure. Except as specified in SCHEDULE 4.10, neither Constituent Company shall have changed its jurisdiction of organization or been a party to any merger or consolidation and shall not have succeeded to all or any substantial part of the liabilities of any other entity, at any time following the date of the most recent financial statements referred to in SCHEDULE 5.5.

         Section 4.11. Funding Instructions. At least three Business Days prior to the date of the Closing, you shall have received written instructions executed by a Responsible Officer of the Operating Partnership directing the manner of the payment of funds and setting forth (a) the name and address of the transferee bank, (b) such transferee bank's ABA number, (c) the account name and number into which the purchase price for the Notes is to be deposited and (d) the name and telephone number of the account representative responsible for verifying receipt of such funds.

         Section 4.12. Proceedings and Documents. All corporate and other proceedings in connection with the transactions contemplated by this Agreement and all documents and instruments incident to such transactions shall be satisfactory to you and your special counsel, and you and your special counsel shall have received all such counterpart originals or certified or other copies of such documents as you or they may reasonably request.

SECTION 5.     REPRESENTATIONS AND WARRANTIES OF THE CONSTITUENT COMPANIES.

         Each Constituent Company represents and warrants to you that:

         Section 5.1. Organization; Power and Authority. (a) The Trust is a corporation duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation, and is duly qualified as a foreign corporation and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Trust has the corporate power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts and proposes to transact, to execute and deliver this Agreement, the Other Agreements and the Guaranty Agreement and to perform the provisions hereof and thereof. The Trust is owner and holder of all of the outstanding capital stock of USRP Managing, Inc., a Delaware corporation (the "General Partner"), the sole general partner of the Operating Partnership.

           (b) The Operating Partnership is a limited partnership duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. The Operating Partnership has the power and authority to own or hold under lease the properties it purports to own or hold under lease, to transact the business it transacts, to execute and deliver this Agreement, the Other Agreements and the Notes and to perform the provisions hereof and thereof.

         Section 5.2. Authorization, Etc. (a) This Agreement, the Other Agreements and the Guaranty Agreement have been duly authorized by all corporate action on the part of the Trust, and this Agreement, the Other Agreements and the Guaranty Agreement constitute legal, valid and binding obligations of the Trust enforceable against the Trust in accordance with their respective terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

           (b) This Agreement, the Other Agreements and the Notes have been duly authorized by all necessary action on the part of the General Partner on behalf of the Operating Partnership, and this Agreement and the Other Agreements constitute, and upon execution and delivery thereof each Note will constitute, legal, valid and binding obligations of the Operating Partnership enforceable against the Operating Partnership in accordance with their respective terms, except as such enforceability may be limited by (1) applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and (2) general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

         Section 5.3. Disclosure. The Trust, through its agent, Salomon Smith Barney, has delivered to you and each Other Purchaser a copy of a Private Placement Memorandum, dated March 1998 (the "Memorandum"), relating to the transactions contemplated hereby. The Memorandum fairly describes, in all material respects, the general nature of the business and principal properties of the Trust and its Subsidiaries. Except as disclosed in SCHEDULE 5.3, this Agreement, the Memorandum, the documents, certificates or other writings delivered to you by or on behalf of the Constituent Companies in connection with the transactions contemplated hereby and the financial statements listed in
SCHEDULE 5.5, taken as a whole, do not contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading in light of the circumstances under which they were made. Except as disclosed in the Memorandum or as expressly described in
SCHEDULE 5.3, or in one of the documents, certificates or other writings identified therein, or in the financial statements listed in SCHEDULE 5.5, since December 31, 1997, there has been no change in the financial condition, operations, business, properties or prospects of the Trust or any Subsidiary except changes that individually or in the aggregate could not reasonably be expected to have a Material Adverse Effect. There is no fact known to either Constituent Company that could reasonably be expected to have a Material Adverse Effect that has not been set forth herein or in the Memorandum or in the other documents, certificates and other writings delivered to you by or on behalf of either Constituent Company specifically for use in connection with the transactions contemplated hereby.

         Section 5.4. Organization and Ownership of Equity Interests of Subsidiaries; Affiliates. (a) SCHEDULE 5.4 contains (except as noted therein) complete and correct lists (1) of the Trust's Subsidiaries, showing, as to each Subsidiary, the correct name thereof, the jurisdiction of its organization, and the percentage of shares of each class of its capital stock or similar equity interests outstanding owned by the Trust and each other Subsidiary, (2) of the Trust's Affiliates, other than Subsidiaries, and (3) of the Trust's directors and senior officers.

           (b) All of the outstanding shares of capital stock or similar equity interests of each Subsidiary shown in SCHEDULE 5.4 as being owned by the Trust and its Subsidiaries have been validly issued, are fully paid and nonassessable and are owned by the Trust or another Subsidiary free and clear of any Lien (except as otherwise disclosed in SCHEDULE 5.4).

           (c) Each Subsidiary identified in SCHEDULE 5.4 is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, and is duly qualified as a foreign corporation or other legal entity and is in good standing in each jurisdiction in which such qualification is required by law, other than those jurisdictions as to which the failure to be so qualified or in good standing could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect. Each such Subsidiary has the corporate or other power and authority to own or hold under lease the properties it purports to own or hold under lease and to transact the business it transacts and proposes to transact.

           (d) No Subsidiary is a party to, or otherwise subject to, any legal restriction or any agreement (other than the agreements listed on SCHEDULE 5.4 and customary limitations imposed by corporate law statutes) restricting the ability of such Subsidiary to pay dividends out of profits or make any other similar distributions of profits to the Trust or any of its Subsidiaries that owns outstanding shares of capital stock or similar equity interests of such Subsidiary.

         Section 5.5. Financial Statements. The Trust has delivered to each Purchaser copies of the financial statements of the Trust and its Subsidiaries listed on SCHEDULE 5.5. All of said financial statements (including in each case the related schedules and notes) fairly present in all material respects the consolidated financial position of the Trust and its Subsidiaries or U.S. Restaurant Properties Master L.P. and its Subsidiaries, as applicable, as of the respective dates specified in such financial statements and the consolidated results of their operations and cash flows for the respective periods so specified and have been prepared in accordance with GAAP consistently applied throughout the periods involved except as set forth in the notes thereto (subject, in the case of any interim financial statements, to normal year-end adjustments).

         Section 5.6. Compliance with Laws, Other Instruments, Etc. (a) The execution, delivery and performance by the Trust of this Agreement, the Other Agreements and the Guaranty Agreement will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Trust or any Subsidiary under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, corporate charter, by-law, partnership agreement or any other agreement or instrument to which the Trust or any Subsidiary is bound or by which the Trust or any Subsidiary or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Trust or any Subsidiary or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Trust or any Subsidiary.

           (b) The execution, delivery and performance by the Operating Partnership of this Agreement, the Other Agreements and the Notes will not (1) contravene, result in any breach of, or constitute a default under, or result in the creation of any Lien in respect of any property of the Operating Partnership or any of its Subsidiaries under, any indenture, mortgage, deed of trust, loan, purchase or credit agreement, lease, charter, by-law, partnership agreement or any other agreement or instrument to which the Operating Partnership or any of its Subsidiaries is bound or by which the Operating Partnership or any of its Subsidiaries or any of their respective properties may be bound or affected, (2) conflict with or result in a breach of any of the terms, conditions or provisions of any order, judgment, decree, or ruling of any court, arbitrator or Governmental Authority applicable to the Operating Partnership or any of its Subsidiaries or (3) violate any provision of any statute or other rule or regulation of any Governmental Authority applicable to the Operating Partnership or any of its Subsidiaries.

         Section 5.7. Governmental Authorizations, Etc. No consent, approval or authorization of, or registration, filing or declaration with, any Governmental Authority is required in connection with the execution, delivery or performance by (a) the Trust of this Agreement, the Other Agreements or the Guaranty Agreement or (b) the Operating Partnership of this Agreement, the Other Agreements or the Notes.

         Section 5.8. Litigation; Observance of Agreements, Statutes and Orders.
(a) Except as disclosed in SCHEDULE 5.8, there are no actions, suits or proceedings pending or, to the knowledge of the Trust, threatened against or affecting the Trust or any Subsidiary or any property of the Trust or any Subsidiary in any court or before any arbitrator of any kind or before or by any Governmental Authority that, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

           (b) Neither the Trust nor any Subsidiary is in default under any term of any agreement or instrument to which it is a party or by which it is bound, or any order, judgment, decree or ruling of any court, arbitrator or Governmental Authority or is in violation of any applicable law, ordinance, rule or regulation (including without limitation Environmental Laws) of any Governmental Authority, which default or violation, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         Section 5.9. REIT Status; Taxes. (a) The Trust has made or will make all filings necessary to qualify as a real estate investment trust under the Code for the taxable year of the Trust ended December 31, 1997. Each corporate Subsidiary of the Trust is a "qualified REIT subsidiary" within the meaning of
Section 856(i) of the Code.

           (b) The Trust and its Subsidiaries have filed all tax returns that are required to have been filed in any jurisdiction, and have paid all taxes shown to be due and payable on such returns and all other taxes and assessments levied upon them or their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent, except for any taxes and assessments (a) the amount of which is not individually or in the aggregate Material or (b) the amount, applicability or validity of which is currently being contested in good faith by appropriate proceedings and with respect to which the Trust or a Subsidiary, as applicable, has established adequate reserves in accordance with GAAP. Neither Constituent Company knows of any basis for any other tax or assessment that could reasonably be expected to have a Material Adverse Effect. The charges, accruals and reserves on the books of the Trust and its Subsidiaries in respect of Federal, state or other taxes for all fiscal periods are adequate. For all taxable years ending on or prior to December 31, 1993, the Federal income tax liability of the Trust and its Subsidiaries has been satisfied and either the period of limitations on assessment of additional Federal income tax has expired or the Trust and its Subsidiaries have entered into an agreement with the Internal Revenue Service closing conclusively the total tax liability for the taxable year.

         Section 5.10. Title to Property; Leases. The Trust and its Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are Material, including all such properties reflected in the most recent audited balance sheet referred to in SECTION 5.5 or purported to have been acquired by the Trust or any Subsidiary after said date (except as sold or otherwise disposed of in the ordinary course of business). All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.

         Section 5.11. Licenses, Permits, Etc. Except as disclosed in SCHEDULE 5.11,

           (a) the Trust and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

           (b) to the best knowledge of the Trust, no product of the Trust or any Subsidiary infringes in any Material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

           (c) to the best knowledge of the Trust, there is no Material violation by any Person of any right of the Trust or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Trust or any of its Subsidiaries.

         Section 5.12. Compliance with ERISA. (a) The Constituent Companies and each of their ERISA Affiliates have operated and administered each Plan in compliance with all applicable laws except for such instances of noncompliance as have not resulted in and could not reasonably be expected to result in a Material Adverse Effect. Neither Constituent Company nor any of their ERISA Affiliates has incurred any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans (as defined in Section 3 of ERISA), and no event, transaction or condition has occurred or exists that could reasonably be expected to result in the incurrence of any such liability by either Constituent Company or any of their ERISA Affiliates, or in the imposition of any Lien on any of the rights, properties or assets of either Constituent Company or any of their ERISA Affiliates, in either case pursuant to Title I or IV of ERISA or to such penalty or excise tax provisions or to Section 401(a)(29) or 412 of the Code, other than such liabilities or Liens as would not be individually or in the aggregate Material.

           (b) The present value of the aggregate benefit liabilities under each of the Plans (other than Multiemployer Plans), determined as of the end of such Plan's most recently ended plan year on the basis of the actuarial assumptions specified for funding purposes in such Plan's most recent actuarial valuation report, did not exceed the aggregate current value of the assets of such Plan allocable to such benefit liabilities. The term "benefit liabilities" has the meaning specified in Section 4001 of ERISA and the terms "current value" and "present value" have the meaning specified in Section 3 of ERISA.

           (c) The Constituent Companies and each of their ERISA Affiliates have not incurred withdrawal liabilities (and are not subject to contingent withdrawal liabilities) under Section 4201 or 4204 of ERISA in respect of Multiemployer Plans that individually or in the aggregate are Material.

           (d) The expected post-retirement benefit obligation (determined as of the last day of the Trust's most recently ended fiscal year in accordance with Financial Accounting Standards Board Statement No. 106, without regard to liabilities attributable to continuation coverage mandated by Section 4980B of the Code) of the Trust and its Subsidiaries is not Material.

           (e) The execution and delivery of this Agreement and the issuance and sale of the Notes hereunder will not involve any transaction that is subject to the prohibitions of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975(c)(1)(A)-(D) of the Code. The representation by the Constituent Companies in the first sentence of this SECTION 5.12(e) is made in reliance upon and subject to the accuracy of your representation in
SECTION 6.2 as to the sources of the funds used to pay the purchase price of the Notes to be purchased by you.

         Section 5.13. Private Offering. Neither Constituent Company nor anyone acting on their behalf has offered the Notes, the Guaranty Agreement, the Subsidiary Guaranty Agreement or any similar securities for sale to, or solicited any offer to buy any of the same from, or otherwise approached or negotiated in respect thereof with, any Person other than you, the Other Purchasers and not more than 110 other Institutional Investors, each of which has been offered the Notes, the Guaranty Agreement and the Subsidiary Guaranty Agreement at a private sale for investment. Neither Constituent Company nor anyone acting on their behalf has taken, or will take, any action that would subject the issuance or sale of the Notes or the delivery of the Guaranty Agreement or the Subsidiary Guaranty Agreement to the registration requirements of Section 5 of the Securities Act.

         Section 5.14. Use of Proceeds; Margin Regulations. The Operating Partnership will apply the proceeds of the sale of the Notes as set forth in
SCHEDULE 5.14. No part of the proceeds from the sale of the Notes hereunder will be used, directly or indirectly, for the purpose of buying or carrying any margin stock within the meaning of Regulation U of the

Board of Governors of the Federal Reserve System (12 CFR 221), or for the purpose of buying or carrying or trading in any securities under such circumstances as to involve the Trust or any Subsidiary in a violation of Regulation X of said Board (12 CFR 224) or to involve any broker or dealer in a violation of Regulation T of said Board (12 CFR 220). Margin stock does not constitute more than 5% of the value of the consolidated assets of the Trust and its Subsidiaries and the Constituent Companies do not have any present intention that margin stock will constitute more than 10% of the value of such assets. As used in this Section, the terms "margin stock" and "purpose of buying or carrying" shall have the meanings assigned to them in said Regulation U.

         Section 5.15. Existing Indebtedness; Future Liens. (a) Except as described therein, SCHEDULE 5.15 sets forth a complete and correct list of all outstanding Indebtedness of the Trust and its Subsidiaries as of April 30, 1998, since which date there has been no Material change in the amounts, interest rates, sinking funds, installment payments or maturities of the Indebtedness of the Trust or its Subsidiaries. Neither the Trust nor any Subsidiary is in default and no waiver of default is currently in effect, in the payment of any principal or interest on any Indebtedness of the Trust or such Subsidiary and no event or condition exists with respect to any Indebtedness of the Trust or any Subsidiary that would permit (or that with notice or the lapse of time, or both, would permit) one or more Persons to cause such Indebtedness to become due and payable before its stated maturity or before its regularly scheduled dates of payment.

           (b) Except as disclosed in SCHEDULE 5.15, neither the Trust nor any Subsidiary has agreed or consented to cause or permit in the future (upon the happening of a contingency or otherwise) any of its property, whether now owned or hereafter acquired, to be subject to a Lien not permitted by this Agreement.

         Section 5.16. Foreign Assets Control Regulations, Etc. Neither the sale of the Notes by the Operating Partnership hereunder nor its use of the proceeds thereof will violate the Trading with the Enemy Act, as amended, or any of the foreign assets control regulations of the United States Treasury Department (31 CFR, Subtitle B, Chapter V, as amended) or any enabling legislation or executive order relating thereto.

         Section 5.17. Status under Certain Statutes. Neither the Trust nor any Subsidiary is an "investment company" registered or required to be registered under the Investment Company Act of 1940, as amended, or is subject to regulation under the Public Utility Holding Company Act of 1935, as amended, the ICC Termination Act of 1995 or the Federal Power Act, as amended.

         Section 5.18. Obligations Rank Pari Passu; Credit Rating (a) The obligations of the Trust under this Agreement, the Other Agreements and the Guaranty Agreement rank at least pari passu in right of payment with all other senior unsecured Indebtedness (actual or contingent) of the Trust, including, without limitation, all senior unsecured Indebtedness of the Trust described in
SCHEDULE 5.15 hereto.

           (b) The obligations of the Operating Partnership under this Agreement, the Other

Agreements and the Notes rank at least pari passu in right of payment with all other senior unsecured Indebtedness (actual or contingent) of the Operating Partnership including, without limitation, all senior unsecured Indebtedness of the Operating Partnership described in SCHEDULE 5.15 hereto.

           (c) The long-term senior unsecured indebtedness of the Operating Partnership is rated at least "BBB-" by Duff & Phelps Rating Co.

         Section 5.19. Environmental Matters. Neither the Trust nor any Subsidiary has knowledge of any claim or has received any notice of any claim, and no proceeding has been instituted raising any claim against the Trust or any of its Subsidiaries or any of their respective real properties now or formerly owned, leased or operated by any of them or other assets, alleging any damage to the environment or violation of any Environmental Laws, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect. Except as otherwise disclosed to you in writing:

                  (a) neither the Trust nor any Subsidiary has knowledge of any facts which would give rise to any claim, public or private, of violation of Environmental Laws or damage to the environment emanating from, occurring on or in any way related to real properties now or formerly owned, leased or operated by any of them or to other assets or their use, except, in each case, such as could not reasonably be expected to result in a Material Adverse Effect;

                  (b) neither the Trust nor any of its Subsidiaries has stored any Hazardous Materials on real properties now or formerly owned, leased or operated by any of them or has disposed of any Hazardous Materials in a manner contrary to any Environmental Laws in each case in any manner that could reasonably be expected to result in a Material Adverse Effect; and

                  (c) all buildings on all real properties now owned, leased or operated by the Trust or any of its Subsidiaries are in compliance with applicable Environmental Laws, except where failure to comply could not reasonably be expected to result in a Material Adverse Effect.

SECTION 6.     REPRESENTATIONS OF THE PURCHASER.

         Section 6.1. Purchase for Investment. You represent that you are purchasing the Notes for your own account or for one or more separate accounts maintained by you or for the account of one or more pension or trust funds and not with a view to the distribution thereof; provided that the disposition of your or their property shall at all times be within your or their control. You understand that the Notes have not been registered under the Securities Act and may be resold only if registered pursuant to the provisions of the Securities Act or if an exemption from registration is available, except under circumstances where neither such registration nor such an exemption is required by law, and that the Operating Partnership is not required to register the Notes.

         Section 6.2. Source of Funds. You represent that at least one of the following statements is an accurate representation as to each source of funds (a "Source") to be used by you to pay the purchase price of the Notes to be purchased by you hereunder:

                  (a) the Source is an "insurance company general account" within the meaning of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12, 1995) and there is no employee benefit plan, treating as a single plan, all plans maintained by the same employer or employee organization, with respect to which the amount of the general account reserves and liabilities for all contracts held by or on behalf of such plan, exceed 10% of the total reserves and liabilities of such general account (exclusive of separate account liabilities) plus surplus, as set forth in the NAIC Annual Statement filed with your state of domicile; or

                  (b) the Source is either (1) an insurance company pooled separate account, within the meaning of PTE 90-1 (issued January 29, 1990), or (2) a bank collective investment fund, within the meaning of the PTE 91-38 (issued July 12, 1991) and, except as you have disclosed to the Constituent Companies in writing pursuant to this paragraph (b), no employee benefit plan or group of plans maintained by the same employer or employee organization beneficially owns more than 10% of all assets allocated to such pooled separate account or collective investment fund; or

                  (c) the Source constitutes assets of an "investment fund" (within the meaning of Part V of the QPAM Exemption) managed by a "qualified professional asset manager" or "QPAM" (within the meaning of Part V of the QPAM Exemption), no employee benefit plan's assets that are included in such investment fund, when combined with the assets of all other employee benefit plans established or maintained by the same employer or by an affiliate (within the meaning of Section V(c)(1) of the QPAM Exemption) of such employer or by the same employee organization and managed by such QPAM, exceed 20% of the total client assets managed by such QPAM, the conditions of Part l(c) and (g) of the QPAM Exemption are satisfied, neither the QPAM nor a Person controlling or controlled by the QPAM (applying the definition of "control" in Section V(e) of the QPAM Exemption) owns a 5% or more interest in either Constituent Company and (1) the identity of such QPAM and (2) the names of all employee benefit plans whose assets are included in such investment fund have been disclosed to the Constituent Companies in writing pursuant to this paragraph (c); or

                  (d) the Source is a governmental plan; or

                  (e) the Source is one or more employee benefit plans, or a separate account or trust fund comprised of one or more employee benefit plans, each of which has been identified to the Constituent Companies in writing pursuant to this paragraph (e); or

                  (f) the Source does not include assets of any employee benefit plan, other than a plan exempt from the coverage of ERISA.

         If you or any subsequent transferee of the Notes indicates that you or such transferee are relying on any representation contained in paragraph (b),
(c) or (e) above, each Constituent Company shall deliver on the date of the Closing or on the date of transfer, as applicable, a certificate, which shall state whether (i) it is a party in interest or a "disqualified person" (as defined in Section 4975(e)(2) of the Code), with respect to any plan identified pursuant to paragraphs (b) or (e) above, or (ii) with respect to any plan identified pursuant to paragraph (c) above, whether it or any "affiliate" (as defined in Section V(c) of the QPAM Exemption) has at such time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of any plan identified in writing pursuant to paragraph (c) above or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plan.

         As used in this SECTION 6.2, the terms "employee benefit plan," "governmental plan," "party in interest" and "separate account" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 7.     INFORMATION AS TO THE TRUST.

         Section 7.1. Financial and Business Information. The Trust shall deliver to each holder of Notes that is an Institutional Investor:

                  (a) Quarterly Statements -- within 60 days after the end of each quarterly fiscal period in each fiscal year of the Trust (other than the last quarterly fiscal period of each such fiscal year), duplicate copies of:

                      (1) a consolidated balance sheet of the Trust and its
                  Subsidiaries as at the end of such quarter, and

                      (2) consolidated statements of income, stockholders'
                  equity and cash flows of the Trust and its Subsidiaries for such quarter and (in the case of the second and third quarters) for the portion of the fiscal year ending with such quarter, setting forth in each case in comparative form the figures for the corresponding periods in the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP applicable to quarterly financial statements generally, and certified by a Senior Financial Officer of the Trust as fairly presenting, in all material respects, the financial position of the companies being reported on and their results of operations and cash flows, subject to changes resulting from year-end adjustments; provided that delivery within the time period specified above of copies of the Trust's Quarterly Report on Form 10-Q prepared in compliance with the requirements therefor and filed with the Securities and Exchange Commission shall be deemed to satisfy the requirements of this SECTION 7.1(a);

                  (b) Annual Statements -- within 105 days after the end of each fiscal year of the Trust, duplicate copies of,

                           (1) a consolidated balance sheet of the Trust and its
                  Subsidiaries, as at the end of such year, and

                           (2) consolidated statements of income, stockholders'
                  equity and cash flows of the Trust and its Subsidiaries, for such year,

         setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail, prepared in accordance with GAAP, and accompanied by:

                                 (i) an opinion thereon of independent certified
                           public accountants of recognized national standing, which opinion shall state that such financial statements present fairly, in all material respects, the financial position of the companies being reported upon and their results of operations and cash flows and have been prepared in conformity with GAAP, and that the examination of such accountants in connection with such financial statements has been made in accordance with generally accepted auditing standards, and that such audit provides a reasonable basis for such opinion in the circumstances, and

                                 (ii) a certificate of such accountants stating
                           that they have reviewed this Agreement and stating further whether, in making their audit, they have become aware of any condition or event that then constitutes a Default or an Event of Default, and, if they are aware that any such condition or event then exists, specifying the nature and period of the existence thereof (it being understood that such accountants shall not be liable, directly or indirectly, for any failure to obtain knowledge of any Default or Event of Default unless such accountants should have obtained knowledge thereof in making an audit in accordance with generally accepted auditing standards or did not make such an audit), provided that the delivery within the time period specified above of the Trust's Annual Report on Form 10-K for such fiscal year (together with the Trust's annual report to shareholders, if any, prepared pursuant to Rule 14a-3 under the Exchange Act) prepared in accordance with the requirements therefor and filed with the Securities and Exchange Commission, together with the accountant's certificate described in clause (2) above, shall be deemed to satisfy the requirements of this SECTION 7.1(b);

                  (c) SEC and Other Reports -- promptly upon their becoming available, one copy of (1) each financial statement, report, notice or proxy statement sent by the Trust or any Subsidiary to public securities holders generally, and (2) each regular or periodic report, each registration statement (without exhibits except as expressly requested by such holder), and each prospectus and all amendments thereto filed by the Trust or any Subsidiary with the Securities and Exchange Commission and of all press releases and other statements made available generally by the Trust or any Subsidiary to the public concerning developments that are Material;

                  (d) Notice of Default or Event of Default -- promptly, and in any event within five days after a Responsible Officer becoming aware of the existence of any Default or Event of Default or that any Person has given any notice or taken any action with respect to a claimed default hereunder or that any Person has given any notice or taken any action with respect to a claimed default of the type referred to in
         SECTION 11(f), a written notice specifying the nature and period of existence thereof and what action the Trust is taking or proposes to take with respect thereto;

                  (e) ERISA Matters -- promptly, and in any event within five days after a Responsible Officer becoming aware of any of the following, a written notice setting forth the nature thereof and the action, if any, that the applicable Constituent Company or its ERISA Affiliate proposes to take with respect thereto:

                            (1) with respect to any Plan, any reportable event,
                  as defined in Section 4043(b) of ERISA and the regulations thereunder, for which notice thereof has not been waived pursuant to such regulations as in effect on the date hereof; or

                            (2) the taking by the PBGC of steps to institute, or
                  the threatening by the PBGC of the institution of, proceedings under Section 4042 of ERISA for the termination of, or the appointment of a trustee to administer, any Plan, or the receipt by either Constituent Company or any of their ERISA Affiliates of a notice from a Multiemployer Plan that such action has been taken by the PBGC with respect to such Multiemployer Plan; or

                            (3) any event, transaction or condition that could
                  result in the incurrence of any liability by either Constituent Company or any of their ERISA Affiliates pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, or in the imposition of any Lien on any of the rights, properties or assets of either Constituent Company or any of their ERISA Affiliates pursuant to Title I or IV of ERISA or such penalty or excise tax provisions, if such liability or Lien, taken together with any other such liabilities or Liens then existing, could reasonably be expected to have a Material Adverse Effect;

                  (f) Notices from Governmental Authority -- promptly, and in any event within 30 days of receipt thereof, copies of any notice to the Trust or any Subsidiary from any Federal or state Governmental Authority relating to any order, ruling, statute or other law or regulation that could reasonably be expected to have a Material Adverse Effect; and

                   (g) Requested Information -- with reasonable promptness, such other data and information relating to the business, operations, affairs, financial condition, assets or properties of the Trust or any of its Subsidiaries or relating to the ability of the Constituent Companies or any Subsidiary Guarantor to perform their respective obligations hereunder, under the Guaranty Agreement, or under the Subsidiary Guaranty Agreement or under the Notes as from time to time may be reasonably requested by any such holder of Notes, including without limitation, such information as is required by SEC Rule 144A under the Securities Act to be delivered to the prospective transferee of the Notes.

         Section 7.2. Officer's Certificate. Each set of financial statements delivered to a holder of Notes pursuant to SECTION 7.1(a) or SECTION 7.1(b) hereof shall be accompanied by a certificate of a Senior Financial Officer of the Trust setting forth:

                   (a) Covenant Compliance -- the information (including detailed calculations) required in order to establish whether the Trust was in compliance with the requirements of SECTION 10.1 and 10.2 hereof during the quarterly or annual period covered by the statements then being furnished (including with respect to each such Section, where applicable, the calculations of the maximum or minimum amount, ratio or percentage, as the case may be, permissible under the terms of such and the calculation of the amount, ratio or percentage then in existence); and

                   (b) Event of Default -- a statement that such officer has reviewed the relevant terms hereof and has made, or caused to be made, under his or her supervision, a review of the transactions and conditions of the Trust and its Subsidiaries from the beginning of the quarterly or annual period covered by the statements then being furnished to the date of the certificate and that such review shall not have disclosed the existence during such period of any condition or event that constitutes a Default or an Event of Default or, if any such condition or event existed or exists (including, without limitation, any such event or condition resulting from the failure of the Trust or any Subsidiary to comply with any Environmental Law), specifying the nature and period of existence thereof and what action the Trust shall have taken or proposes to take with respect thereto.

         Section 7.3. Inspection. The Trust shall permit the representatives of each holder of Notes that is an Institutional Investor:

                   (a) No Default -- if no Default or Event of Default then exists, at the expense of such holder and upon reasonable prior notice to the Trust, to visit the principal executive office of the Trust, to discuss the affairs, finances and accounts of the Trust and its Subsidiaries with the Trust's officers, and (with the consent of the Trust, which consent will not be unreasonably withheld) its independent public accountants, and (with the consent of the Trust, which consent will not be unreasonably withheld) to visit the other offices and properties of the Trust and each Subsidiary, all at such reasonable times and as often as may be reasonably requested in writing; and

                   (b) Default -- if a Default or Event of Default then exists, at the expense of the Constituent Companies, to visit and inspect any of the offices or properties of the Trust or any Subsidiary, to examine all their respective books of account, records, reports and other papers, to make copies and extracts therefrom, and to discuss their respective affairs, finances and accounts with their respective officers and independent public accountants (and by this provision the Trust authorizes said accountants to discuss the affairs, finances and accounts of the Trust and its Subsidiaries), all at such times and as often as may be requested.

SECTION 8.     PREPAYMENT OF THE NOTES.

         Section 8.1. Required Prepayments. No regularly scheduled prepayments of principal of the Notes are required prior to the maturity thereof.

         Section 8.2. Optional Prepayments with Make-Whole Amount. The Operating Partnership may, at its option, upon notice as provided below, prepay at any time all, or from time to time any part of, the Notes, in an amount not less than $1,000,000 of the aggregate principal amount of the Notes then outstanding in the case of a partial prepayment, at 100% of the principal amount so prepaid, together with interest accrued thereon to the date of such prepayment, plus the Make-Whole Amount determined for the prepayment date with respect to such principal amount. The Operating Partnership will give each holder of Notes written notice of each optional prepayment under this SECTION 8.2 not less than 30 days and not more than 60 days prior to the date fixed for such prepayment. Each such notice shall specify such date, the aggregate principal amount of the Notes to be prepaid on such date, the principal amount of each Note held by such holder to be prepaid (determined in accordance with SECTION 8.4), and the interest to be paid on the prepayment date with respect to such principal amount being prepaid, and shall be accompanied by a certificate of a Senior Financial Officer of the Operating Partnership as to the estimated Make-Whole Amount due in connection with such prepayment (calculated as if the date of such notice were the date of the prepayment), setting forth the details of such computation. Two Business Days prior to such prepayment, the Operating Partnership shall deliver to each holder of Notes a certificate of a Senior Financial Officer of the Operating Partnership specifying the calculation of such Make-Whole Amount as of the specified prepayment date.

         Section 8.3. Change in Control. (a) Notice of Change in Control or Control Event. The Constituent Companies will, within five Business Days after any Responsible Officer has knowledge of the occurrence of any Change in Control or Control Event, give written notice of such Change in Control or Control Event to each holder of Notes unless notice in respect of such Change in Control (or the Change in Control contemplated by such Control Event) shall have been given pursuant to subparagraph (b) of this Section. If a Change in Control has occurred, such notice shall contain and constitute an offer to prepay Notes as described in subparagraph (c) of this Section and shall be accompanied by the certificate described in subparagraph (g) of this Section.

           (b) Condition to Constituent Company Action. Neither Constituent Company will take any action that consummates or finalizes a Change in Control unless (1) at least 30 days prior to such action the Operating Partnership shall have given to each holder of Notes written notice containing and constituting an offer to prepay Notes as described in subparagraph (c) of this Section, accompanied by the certificate described in subparagraph (g) of this Section, and (2) contemporaneously with such action, the Operating Partnership prepays all Notes required to be prepaid in accordance with this Section.

           (c) Offer to Prepay Notes. The offer to prepay Notes contemplated by subparagraphs (a) and (b) of this Section shall be an offer to prepay, in accordance with and subject to this Section, all, but not less than all, the Notes held by each holder (in this case only, "holder" in respect of any Note registered in the name of a nominee for a disclosed beneficial owner shall mean such beneficial owner) on a date specified in such offer (the "Proposed Prepayment Date"). If such Proposed Prepayment Date is in connection with an offer contemplated by subparagraph (a) of this Section, such date shall be not less than 30 days and not more than 120 days after the date of such offer (if the Proposed Prepayment Date shall not be specified in such offer, the Proposed Prepayment Date shall be the first Business Day after the 60th day after the date of such offer).

           (d) Acceptance. A holder of Notes may accept the offer to prepay made pursuant to this Section by causing a notice of such acceptance to be delivered to the Operating Partnership not later than 15 days after receipt by such holder of the most recent offer of prepayment. A failure by a holder of Notes to respond to an offer to prepay made pursuant to this Section shall be deemed to constitute a rejection of such offer by such holder.

           (e) Prepayment. Prepayment of the Notes to be prepaid pursuant to this Section shall be at 100% of the principal amount of such Notes, together with interest on such Notes accrued to the date of prepayment, but without Make-Whole Amount or other premium. The prepayment shall be made on the Proposed Prepayment Date except as provided in subparagraph (f) of this Section.

           (f) Deferral Pending Change in Control. The obligation of the Operating Partnership to prepay Notes pursuant to the offers required by subparagraph (b) and accepted in accordance with subparagraph (d) of this
Section is subject to the occurrence of the Change in Control in respect of which such offers and acceptances shall have been made. In the event that such Change in Control has not occurred on the Proposed Prepayment Date in respect thereof, the prepayment shall be deferred until, and shall be made on, the date on which such Change in Control occurs. The Operating Partnership shall keep each holder of Notes reasonably and timely informed of (1) any such deferral of the date of prepayment, (2) the date on which such Change in Control and the prepayment are expected to occur, and (3) any determination by either Constituent Company that efforts to effect such Change in Control have ceased or been abandoned (in which case the offers and acceptances made pursuant to this Section in respect of such Change in Control shall be deemed rescinded).

           (g) Officer's Certificate. Each offer to prepay the Notes pursuant to this Section shall be accompanied by a certificate, executed by a Senior Financial Officer of the Operating Partnership and dated the date of such offer, specifying: (1) the Proposed Prepayment Date; (2) that such offer is made pursuant to this SECTION 8.3; (3) the principal amount of each Note offered to be prepaid; (4) the interest that would be due on each Note offered to be prepaid, accrued to the Proposed Prepayment Date; (5) that the conditions of this Section have been fulfilled; and (6) in reasonable detail, the nature and date or proposed date of the Change in Control.

           (h) "Change in Control" Defined. Change in Control means, at any time:

                   (1) the acquisition, holding or control, directly or indirectly, by any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related Persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing), other than a Permitted Management Transferee, of more than 50% of the Voting Equity Interests of the Trust; or

                   (2) the acquisition, holding or control, directly or indirectly, by any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related Persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing), other than the Trust or a Permitted Management Transferee, of more than 50% of the Voting Equity Interests of the General Partner; or

                   (3) the acquisition, holding or control, directly or indirectly, by any person (as such term is used in Section 13(d) and Section 14(d)(2) of the Exchange Act as in effect on the date of the Closing) or related Persons constituting a group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing), other than the Trust, the General Partner, a Permitted Management Transferee or a wholly-owned Subsidiary of the Trust or a Permitted Management Transferee, of more than 50% of the Voting Equity Interests of the Operating Partnership.

           (i) "Control Event" Defined. Control Event means:

                   (1) the execution by the Trust or a Permitted Management Transferee or any of their respective Subsidiaries or Affiliates of any agreement or letter of intent with respect to any proposed transaction or event or series of transactions or events which, individually or in the aggregate, may reasonably be expected to result in a Change in Control, or

                   (2) the execution of any written agreement which, when fully performed by the parties thereto, would result in a Change in Control.

           (j) "Permitted Management Transferee" Defined. Permitted Management Transferee means, with respect to the Trust, (1) each of Robert J. Stetson and Fred H. Margolin or (2) related Persons constituting a Group (as such term is used in Rule 13d-5 under the Exchange Act as in effect on the date of the Closing) which includes, and is controlled by, Robert J. Stetson and/or Fred H. Margolin.

           (k) All calculations contemplated in this SECTION 8.3 involving the Voting Equity Interests of any Person, shall be made with the assumption that all convertible securities of such Person then outstanding and all convertible securities issuable upon the exercise of any warrants, options and other rights outstanding at such time were converted at such time and that all options, warrants and similar rights to acquire Voting Equity Interests of such Person were exercised at such time.

         Section 8.4. Allocation of Partial Prepayments. In the case of each partial prepayment of the Notes pursuant to SECTION 8.2, the principal amount of the Notes to be prepaid shall be allocated among all of the Notes at the time outstanding in proportion, as nearly as practicable, to the respective unpaid principal amounts thereof not theretofore called for prepayment. All partial prepayments made pursuant to SECTION 8.3 shall be applied only to the Notes of the holders who have elected to participate in such prepayment.

         Section 8.5. Maturity; Surrender, Etc. In the case of each prepayment of Notes pursuant to this SECTION 8, the principal amount of each Note to be prepaid shall mature and become due and payable on the date fixed for such prepayment, together with interest on such principal amount accrued to such date and the applicable Make-Whole Amount, if any. From and after such date, unless the Operating Partnership shall fail to pay such principal amount when so due and payable, together with the interest and Make-Whole Amount, if any, as aforesaid, interest on such principal amount shall cease to accrue. Any Note paid or prepaid in full shall be surrendered to the Operating Partnership and cancelled and shall not be reissued, and no Note shall be issued in lieu of any prepaid principal amount of any Note.

         Section 8.6. Purchase of Notes. The Operating Partnership will not and will not permit any Affiliate to purchase, redeem, prepay or otherwise acquire, directly or indirectly, any of the outstanding Notes except upon the payment or prepayment of the Notes in accordance with the terms of this Agreement and the Notes. The Operating Partnership will promptly cancel all Notes acquired by it or any Affiliate pursuant to any payment, prepayment or purchase of Notes pursuant to any provision of this Agreement and no Notes may be issued in substitution or exchange for any such Notes.

         Section 8.7. Make-Whole Amount. The term "Make-Whole Amount" means, with respect to any Note, an amount equal to the excess, if any, of the Discounted Value of the Remaining Scheduled Payments with respect to the Called Principal of such Note over the amount of such Called Principal; provided that the Make-Whole Amount may in no event be less than zero. For the purposes of determining the Make-Whole Amount, the following terms have the following meanings:

                  "Called Principal" means, with respect to any Note, the principal of such Note that is to be prepaid pursuant to SECTION 8.2 or has become or is declared to be immediately due and payable pursuant to
         SECTION 12.1, as the context requires.

                  "Discounted Value" means, with respect to the Called Principal of any Note, the amount obtained by discounting all Remaining Scheduled Payments with respect to such Called Principal from their respective scheduled due dates to the Settlement Date with respect to such Called

         Principal, in accordance with accepted financial practice and at a discount factor (applied on the same periodic basis as that on which interest on the Notes is payable) equal to the Reinvestment Yield with respect to such Called Principal.

                  "Reinvestment Yield" means, with respect to the Called Principal of any Note, 0.50% over the yield to maturity implied by (a) the yields reported, as of 10:00 a.m. (New York City time) on the second Business Day preceding the Settlement Date with respect to such Called Principal, on the display designated as "Page PX1" or other appropriate page of the Bloomberg Financial Markets Services Screen (or such other display as may replace Page PX1 or other appropriate page of the Bloomberg Financial Markets Services Screen) for actively traded U.S. Treasury securities having a maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date, or
         (b) if such yields are not reported as of such time or the yields reported as of such time are not ascertainable, the Treasury Constant Maturity Series Yields reported, for the latest day for which such yields have been so reported as of the second Business Day preceding the Settlement Date with respect to such Called Principal, in Federal Reserve Statistical Release H.15(519) (or any comparable successor publication) for actively traded U.S. Treasury securities having a constant maturity equal to the Remaining Average Life of such Called Principal as of such Settlement Date. Such implied yield will be determined, if necessary, by (1) converting U.S. Treasury bill quotations to bond-equivalent yields in accordance with accepted financial practice and (2) interpolating linearly between (i) the actively traded U.S. Treasury security with the average life closest to and greater than the Remaining Average Life and (ii) the actively traded U.S. Treasury security with the average life closest to and less than the Remaining Average Life.

                  "Remaining Average Life" means, with respect to any Called Principal, the number of years (calculated to the nearest one-twelfth year) obtained by dividing (a) such Called Principal into (b) the sum of the products obtained by multiplying (1) the principal component of each Remaining Scheduled Payment with respect to such Called Principal by (2) the number of years (calculated to the nearest one-twelfth year) that will elapse between the Settlement Date with respect to such Called Principal and the scheduled due date of such Remaining Scheduled Payment.

                  "Remaining Scheduled Payments" means, with respect to the Called Principal of any Note, all payments of such Called Principal and interest thereon that would be due after the Settlement Date with respect to such Called Principal if no payment of such Called Principal were made prior to its scheduled due date; provided that if such Settlement Date is not a date on which interest payments are due to be made under the terms of the Notes, then the amount of the next succeeding scheduled interest payment will be reduced by the amount of interest accrued to such Settlement Date and required to be paid on such Settlement Date pursuant to SECTION 8.2 or 12.1.

                  "Settlement Date" means, with respect to the Called Principal of any Note, the date on which such Called Principal is to be prepaid pursuant to SECTION 8.2 or has become or is declared to be immediately due and payable pursuant to SECTION 12.1, as the context requires.

SECTION 9.     AFFIRMATIVE COVENANTS.

         The Constituent Companies covenant that so long as any of the Notes are outstanding:

         Section 9.1. Compliance with Law. The Constituent Companies will, and will cause each Subsidiary to, comply with all laws, ordinances or governmental rules or regulations to which each of them is subject, including, without limitation, ERISA and all Environmental Laws, and will obtain and maintain in effect all licenses, certificates, permits, franchises and other governmental authorizations necessary to the ownership of their respective properties or to the conduct of their respective businesses, in each case to the extent necessary to ensure that non-compliance with such laws, ordinances or governmental rules or regulations or failures to obtain or maintain in effect such licenses, certificates, permits, franchises and other governmental authorizations could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 9.2. Insurance. The Constituent Companies will, and will cause each Subsidiary to, maintain, with financially sound and reputable insurers, insurance with respect to their respective properties and businesses against such casualties and contingencies, of such types, on such terms and in such amounts (including deductibles, co-insurance and self-insurance, if adequate reserves are maintained with respect thereto) as is customary in the case of entities of established reputations engaged in the same or a similar business and similarly situated.

         Section 9.3. Maintenance of Properties. The Constituent Companies will, and will cause each Subsidiary to, maintain and keep, or cause to be maintained and kept, their respective properties in good repair, working order and condition (other than ordinary wear and tear), so that the business carried on in connection therewith may be properly conducted at all times; provided that this Section shall not prevent either Constituent Company or any Subsidiary from discontinuing the operation and the maintenance of any of its properties if such discontinuance is desirable in the conduct of its business and the Trust has concluded that such discontinuance could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

         Section 9.4. Payment of Taxes and Claims. The Constituent Companies will, and will cause each Subsidiary to, file all tax returns required to be filed in any jurisdiction and to pay and discharge all taxes shown to be due and payable on such returns and all other taxes, assessments, governmental charges, or levies imposed on them or any of their properties, assets, income or franchises, to the extent such taxes and assessments have become due and payable and before they have become delinquent and all claim for which sums have become due and payable that have or might become a Lien on properties or assets of either Constituent Company or any Subsidiary; provided that neither Constituent Company nor any Subsidiary need pay any such tax or assessment or claims if (a) the amount, applicability or validity thereof is contested by such Constituent Company or such Subsidiary on a timely basis in good faith and in appropriate proceedings, and such Constituent Company or a Subsidiary has established adequate reserves therefor in accordance with GAAP on the books of such Constituent Company or such Subsidiary or (b) the nonpayment of all such taxes and assessments in the aggregate could not reasonably be expected to have a Material Adverse Effect.

         Section 9.5. Legal Existence, Maintenance of REIT Status. (a) The Constituent Companies will at all times preserve and keep in full force and effect their legal existence. Subject to SECTION 10.3, the Constituent Companies will at all times preserve and keep in full force and effect the corporate or other legal existence of each Subsidiary (unless merged into a Constituent Company or a Subsidiary) and all rights and franchises of the Constituent Companies and each Subsidiary unless, in the good faith judgment of the Trust, the termination of or failure to preserve and keep in full force and effect such legal existence, right or franchise could not, individually or in the aggregate, have a Material Adverse Effect.

           (b) The Trust will qualify as a real estate investment trust under the Code for the taxable year of the Trust ended December 31, 1997 and will maintain its qualification as a real estate investment trust under the Code and the applicability to the Trust and its stockholders of the method of taxation provided for in Section 857(b) of the Code (and any successor provision thereto).

           (c) The General Partner will at all times be the sole general partner of the Operating Partnership.

         Section 9.6. Nature of Business. Neither Constituent Company nor any Subsidiary will engage in any business if, as a result, the general nature of the business, taken on a consolidated basis, which would then be engaged in by such Constituent Company and its Subsidiaries would be substantially changed from the general nature of the business engaged in by such Constituent Company and its Subsidiaries on the date of this Agreement.

         Section 9.7. Obligations to Rank Pari Passu. (a) All obligations under this Agreement and the Guaranty Agreement of the Trust are and at all times shall remain direct and unsecured obligations of the Trust ranking pari passu as against the assets of the Trust and pari passu with all other present and future unsecured Indebtedness (actual or contingent) of the Trust which is not expressed to be subordinate or junior in rank to any other unsecured Indebtedness of the Trust.

           (b) The Notes and all other obligations under this Agreement of the Operating Partnership are and at all times shall remain direct and unsecured obligations of the Operating Partnership ranking pari passu as against the assets of the Operating Partnership with all other Notes from time to time issued and outstanding hereunder without any preference among themselves and pari passu with all other present and future unsecured Indebtedness (actual or contingent) of the Operating Partnership which is not expressed to be subordinate or junior in rank to any other unsecured Indebtedness of the Operating Partnership.

         Section 9.8. Additional Subsidiary Guarantors. (a) Concurrently with any Subsidiary entering into a guaranty in respect of any Debt of either Constituent Company, the Constituent Companies shall cause such Subsidiary to execute and deliver a supplement to the Subsidiary Guaranty Agreement in the form of Exhibit A to the Subsidiary Guaranty Agreement.

           (b) Concurrently with the execution and delivery by a Subsidiary of a supplement to the Subsidiary Guaranty Agreement, the Constituent Companies shall cause such Subsidiary to deliver to each holder of Notes (1) such documents and evidence with respect to such Subsidiary as any holder may reasonably request in order to establish the existence and good standing of such Subsidiary and evidence that the Board of Directors or similar group of persons of such Subsidiary has adopted resolutions authorizing the execution and delivery of a supplement to the Subsidiary Guaranty Agreement, (2) evidence of compliance with such Subsidiary's outstanding debt instruments in the form of (i) a compliance certificate from such Subsidiary to the effect that such Subsidiary has complied with all terms and conditions of its outstanding debt instruments, (ii) consents or approvals of the holder or holders of any evidence of Indebtedness or security, and/or (iii) amendments of agreements pursuant to which any evidence of Indebtedness or security may have been issued, all as may be reasonably deemed necessary by the holders of Notes to permit the execution and delivery of a supplement to the Subsidiary Guaranty Agreement by such Subsidiary, (3) an opinion of counsel to the effect that (i) such Subsidiary is a corporation or other business entity, duly organized, validly existing and in good standing, if applicable, under the laws of its jurisdiction of organization, has the power and the authority to execute and deliver a supplement to the Subsidiary Guaranty Agreement and to perform the Subsidiary Guaranty Agreement, (ii) the execution and delivery of a supplement to the Subsidiary Guaranty Agreement and performance of the Subsidiary Guaranty Agreement has been duly authorized by all necessary action on the part of such Subsidiary, a supplement to the Subsidiary Guaranty Agreement has been duly executed and delivered by such Subsidiary and the Subsidiary Guaranty Agreement constitutes the legal, valid and binding contract of such Subsidiary enforceable against such Subsidiary in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance or similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law), (iii) the execution and delivery of a supplement to the Subsidiary Guaranty Agreement and the performance by such Subsidiary of the Subsidiary Guaranty Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation of a Lien upon any of the property of such Subsidiary pursuant to the provisions of its charter documents or any agreement or other instrument known to such counsel to which such Subsidiary is a party to or by which such Subsidiary may be bound and (iv) no approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any Governmental Authority, Federal or state, is necessary in connection with the lawful execution and delivery of a supplement to the Subsidiary Guaranty Agreement by such Subsidiary or the performance of the Subsidiary Guaranty Agreement by such Subsidiary, which opinion may contain such assumptions and qualifications as are reasonably acceptable to the Required Holders, and (4) all other documents and showings reasonably requested by the holders of

Notes in connection with the execution and delivery of a supplement to the Subsidiary Guaranty Agreement, which documents shall be satisfactory in form and substance to such holders and their special counsel, and each holder of Notes shall have received a copy (executed or certified as may be appropriate) of all of the foregoing legal documents.

         Section 9.9. Additional Notices. The Constituent Companies will deliver to each holder of the Notes promptly, and in any event within five days after a Responsible Officer becoming aware of the occurrence thereof, or aware of the reasonable likelihood of the occurrence thereof, a written notice describing the facts and circumstances set forth in any notice delivered under Article II of the Intercreditor Agreement.

SECTION 10.    NEGATIVE COVENANTS.

         The Trust covenants that so long as any of the Notes are outstanding:

         Section 10.1. Incurrence of Indebtedness. The Trust will not, and will not permit any Subsidiary to, directly or indirectly, create, incur, assume, guarantee, or otherwise become directly or indirectly liable with respect to, any Indebtedness, other than Indebtedness owing to either Constituent Company or any Wholly-Owned Subsidiary, unless on the date the Trust or such Subsidiary becomes liable with respect to any such Indebtedness and immediately after giving effect thereto, to the application of the proceeds thereof and the concurrent retirement of any other Indebtedness,

                   (a) no Default or Event of Default exists,

                   (b) Consolidated Indebtedness does not exceed an amount equal to 60% of Consolidated Total Capitalization,

                   (c) Consolidated Income Available for Debt Service for the four consecutive fiscal quarter period of the Trust then most recently ended shall have been at least 1.5 times the amount of Annual Service Charge for such four consecutive fiscal quarter period, and

                   (d) in the case of the incurrence of Priority Debt, Priority Debt does not exceed an amount equal to 40% of the sum of (1) Consolidated Total Assets as at the end of the fiscal quarter of the Trust then most recently ended, (2) the purchase price of real estate assets and mortgage loan receivables acquired by the Trust or any Subsidiary since the end of such fiscal quarter and (3) the amount of any proceeds received from the issuance and sale of any securities or the incurrence of any Indebtedness by the Trust or any Subsidiary (other the amount of any such proceeds used to acquire real estate assets or mortgage loan receivables or applied to repay outstanding Indebtedness of the Trust or any Subsidiary) since the end of such fiscal quarter.

For the purposes of this SECTION 10.1, there shall be excluded (i) from any determination of Indebtedness, all Indebtedness that is at the date of such determination non-recourse to the Trust, the Operating Partnership and the General Partner and (ii) from any determination of

Consolidated Total Assets, all assets related to such non-recourse Indebtedness.

Additionally, for the purposes of this SECTION 10.1, any Person becoming a Subsidiary after the date hereof shall be deemed, at the time it becomes a Subsidiary, to have incurred all of its then outstanding Indebtedness, and any Person extending or renewing any Indebtedness, or, in the case of any refunding of Indebtedness if the maturity date thereof has been extended, then such Indebtedness shall be deemed to have been incurred at the time of such extension, renewal or refunding.

         Section 10.2. Unencumbered Asset Coverage. The Trust will not at any time permit Total Unencumbered Assets to be less than 150% of Unsecured Indebtedness.

         Section 10.3. Merger, Consolidation, Etc. Neither Constituent Company will consolidate with or merge with or into any other corporation or convey, transfer or lease substantially all of its assets in a single transaction or series of transactions to any Person, except

                  (a)  in the case of any such transaction involving the Trust,

                       (1) the successor formed by such consolidation or the
                  survivor of such merger or the Person that acquires by conveyance, transfer or lease substantially all of the assets of the Trust as an entirety, as the case may be (the "Successor Corporation"), shall be a solvent Person organized and existing under the laws of the United States of America, any State thereof or the District of Columbia; and

                       (2) if either the Trust or the Operating Partnership is
                  not the Successor Corporation, such Person shall have executed and delivered to each holder of Notes its assumption of the due and punctual performance and observance of each covenant and condition of this Agreement and the Guaranty Agreement (pursuant to such agreements and instruments as shall be reasonably satisfactory to the Required Holders), such Person shall have caused to be delivered to each holder of Notes an opinion of nationally recognized independent counsel, or other independent counsel reasonably satisfactory to the Required Holders, to the effect that all agreements or instruments effecting such assumption are enforceable in accordance with their terms and comply with the terms hereof and each Subsidiary Guarantor shall have delivered to each holder of the Notes a certificate whereby such Subsidiary Guarantor shall have reaffirmed its obligations under the Subsidiary Guaranty Agreement,

                  (b) in the case of any such transaction involving the Operating Partnership, either the Trust or the Operating Partnership is the survivor or successor of such merger or consolidation,

                  (c) immediately after giving effect to such transaction, no Default or Event of Default would exist, and

                  (d) the Successor Corporation would be permitted by the provisions of SECTION 10.1 hereof to incur at least $1.00 of additional Indebtedness owing to a Person other than a Subsidiary of the Successor Corporation.

         Section 10.4. Guaranties. The Constituent Companies will not, and will not permit any Subsidiary to, become or be liable in respect of any Guaranty except (a) Guaranties existing on the date of the Closing and described on
SCHEDULE 5.15 hereto, (b) the Guaranty Agreement and the Subsidiary Guaranty Agreement and (c) Guaranties by a Constituent Company which are limited in amount to a stated maximum dollar exposure or which constitute Guaranties of obligations incurred by any Subsidiary in compliance with the provisions of this Agreement.

         Section 10.5. Transactions with Affiliates. The Constituent Companies will not, and will not permit any Subsidiary to, enter into or be a party to any transaction or arrangement with any Affiliate (including, without limitation, the purchase from, sale to or exchange of property with, or the rendering of any service by or for, any Affiliate), except in the ordinary course of and pursuant to the reasonable requirements of such Constituent Company's or such Subsidiary's business and upon fair and reasonable terms no less favorable to such Constituent Company or such Subsidiary than would be obtained in a comparable arm's-length transaction with a Person other than an Affiliate.

         Section 10.6. Termination of Pension Plans. The Constituent Companies will not and will not permit any Subsidiary to withdraw from any Multiemployer Plan or permit any employee benefit plan maintained by it to be terminated if such withdrawal or termination could result in withdrawal liability (as described in Part 1 of Subtitle E of Title IV of ERISA) or the imposition of a Lien on any property of either Constituent Company or any Subsidiary pursuant to
Section 4068 of ERISA.

SECTION 11.    EVENTS OF DEFAULT.

         An "Event of Default" shall exist if any of the following conditions or events shall occur and be continuing:

                   (a) the Operating Partnership defaults in the payment of any principal or Make-Whole Amount, if any, on any Note when the same becomes due and payable, whether at maturity or at a date fixed for prepayment or by declaration or otherwise; or

                   (b) the Operating Partnership defaults in the payment of any interest on any Note for more than five Business Days after the same becomes due and payable; or

                   (c) either Constituent Company defaults in the performance of or compliance with any term contained in SECTION 7.1(d) or SECTIONS
         10.1 through 10.3, both inclusive; or

                   (d) either Constituent Company defaults in the performance of or compliance with any term contained herein (other than those referred to in paragraphs (a), (b) and

         (c) of this SECTION 11) and such default is not remedied within 30 days after the earlier of (1) a Responsible Officer obtaining actual knowledge of such default and (2) such Constituent Company receiving written notice of such default from any holder of a Note (any such written notice to be identified as a "notice of default" and to refer specifically to this paragraph (d) of SECTION 11); or

                   (e) any representation or warranty made in writing by or on behalf of either Constituent Company or any Subsidiary Guarantor or by any officer of either Constituent Company or any Subsidiary Guarantor in this Agreement, the Guaranty Agreement, the Subsidiary Guaranty Agreement or in any writing furnished in connection with the transactions contemplated hereby proves to have been false or incorrect in any material respect on the date as of which made; or

                   (f) (1) the Trust or any Subsidiary is in default (as principal or as guarantor or other surety) in the payment of any principal of or premium or make-whole amount or interest on any Indebtedness that is outstanding in an aggregate principal amount of at least $10,000,000 beyond any period of grace provided with respect thereto, or (2) the Trust or any Subsidiary is in default in the performance of or compliance with any term of any evidence of any Indebtedness in an aggregate outstanding principal amount of at least $10,000,000 or of any mortgage, indenture or other agreement relating thereto or any other condition exists, and as a consequence of such default or condition such Indebtedness has become, or has been declared (or one or more Persons are entitled to declare such Indebtedness to be), due and payable before its stated maturity or before its regularly scheduled dates of payment, or (3) as a consequence of the occurrence or continuation of any event or condition (other than the passage of time or the right of the holder of Indebtedness to convert such Indebtedness into equity interests), (i) the Trust or any Subsidiary has become obligated to purchase or repay Indebtedness before its regular maturity or before its regularly scheduled dates of payment in an aggregate outstanding principal amount of at least $10,000,000, or
         (ii) one or more Persons have the right to require the Trust or any Subsidiary so to purchase or repay such Indebtedness; or

                   (g) (1) the Guaranty Agreement or the Subsidiary Guaranty Agreement shall prove to be unenforceable or invalid or the Trust or any Subsidiary Guarantor shall deny or disaffirm its obligations under the Guaranty Agreement or the Subsidiary Guaranty Agreement, respectively, or (2) default shall occur in the observance or performance by the Trust or any Subsidiary Guarantor of any provision of the Guaranty Agreement or the Subsidiary Guaranty Agreement, respectively, which is not remedied within five Business Days after the earlier of (i) a Responsible Officer of the Trust or such Subsidiary Guarantor obtaining actual knowledge of such default and (ii) the Trust or such Subsidiary Guarantor receiving written notice of such default from any holder of a Note; or

                   (h) the Trust or any Subsidiary (1) is generally not paying, or admits in writing its inability to pay, its debts as they become due, (2) files, or consents by answer or otherwise to the filing against it of, a petition for relief or reorganization or arrangement or any other petition in bankruptcy, for liquidation or to take advantage of any bankruptcy, insolvency, reorganization, moratorium or other similar law of any jurisdiction, (3) makes an assignment for the benefit of its creditors,
         (4) consents to the appointment of a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, (5) is adjudicated as insolvent or to be liquidated, or (6) takes corporate action for the purpose of any of the foregoing; or

                   (i) a court or governmental authority of competent jurisdiction enters an order appointing, without consent by the Trust or any of its Subsidiaries, a custodian, receiver, trustee or other officer with similar powers with respect to it or with respect to any substantial part of its property, or constituting an order for relief or approving a petition for relief or reorganization or any other petition in bankruptcy or for liquidation or to take advantage of any bankruptcy or insolvency law of any jurisdiction, or ordering the dissolution, winding-up or liquidation of the Trust or any of its Subsidiaries, or any such petition shall be filed against the Trust or any of its Subsidiaries and such petition shall not be dismissed within 60 days; or

                   (j) a final judgment or judgments for the payment of money aggregating in excess of $10,000,000 (excluding for purposes of such determination such amount of any insurance proceeds paid by or on behalf of the Trust or any of its Subsidiaries in respect of such judgment or judgments or unconditionally acknowledged in writing to be payable by the insurance carrier that issued the related insurance policy) are rendered against one or more of the Trust and its Subsidiaries and which judgments are not, within 60 days after entry thereof, bonded, discharged or stayed pending appeal, or are not discharged within 60 days after the expiration of such stay; or

                   (k) if (1) any Plan shall fail to satisfy the minimum funding standards of ERISA or the Code for any plan year or part thereof or a waiver of such standards or extension of any amortization period is sought or granted under Section 412 of the Code, (2) a notice of intent to terminate any Plan shall have been or is reasonably expected to be filed with the PBGC or the PBGC shall have instituted proceedings under ERISA Section 4042 to terminate or appoint a trustee to administer any Plan or the PBGC shall have notified either Constituent Company or any of their ERISA Affiliates that a Plan may become a subject of any such proceedings, (3) the aggregate "amount of unfunded benefit liabilities" (within the meaning of Section 4001(a)(18) of ERISA) under all Plans, determined in accordance with Title IV of ERISA, shall exceed $1,000,000, (4) either Constituent Company or any of their ERISA Affiliates shall have incurred or is reasonably expected to incur any liability pursuant to Title I or IV of ERISA or the penalty or excise tax provisions of the Code relating to employee benefit plans, (5) either Constituent Company or any of their ERISA Affiliates withdraws from any Multiemployer Plan, or (6) the Trust or any Subsidiary establishes or amends any employee welfare benefit plan that provides post-employment welfare benefits in a manner that would increase the liability of the Trust or any Subsidiary thereunder; and any such event or events described in clauses (1) through (6) above, either individually or together with any other such event or events, could reasonably be expected to have a Material Adverse Effect.

As used in SECTION 11(k), the terms "employee benefit plan" and "employee welfare benefit plan" shall have the respective meanings assigned to such terms in Section 3 of ERISA.

SECTION 12.    REMEDIES ON DEFAULT, ETC.

         Section 12.1. Acceleration. (a) If an Event of Default with respect to a Constituent Company described in paragraph (h) or (i) of SECTION 11 (other than an Event of Default described in clause (1) of paragraph (h) or described in clause (6) of paragraph (h) by virtue of the fact that such clause encompasses clause (1) of paragraph (h)) has occurred, all the Notes then outstanding shall automatically become immediately due and payable.

           (b) If any other Event of Default has occurred and is continuing, any holder or holders of more than 33-1/3% in principal amount of the Notes at the time outstanding may at any time at its or their option, by notice or notices to either Constituent Company, declare all the Notes then outstanding to be immediately due and payable.

           (c) If any Event of Default described in paragraph (a) or (b) of
SECTION 11 has occurred and is continuing, any holder or holders of Notes at the time outstanding affected by such Event of Default may at any time, at its or their option, by notice or notices to either Constituent Company, declare all the Notes held by it or them to be immediately due and payable.

         Upon any Note's becoming due and payable under this SECTION 12.1, whether automatically or by declaration, such Note will forthwith mature and the entire unpaid principal amount of such Note, plus (1) all accrued and unpaid interest thereon and (2) the Make-Whole Amount determined in respect of such principal amount (to the full extent permitted by applicable law), shall all be immediately due and payable, in each and every case without presentment, demand, protest or further notice, all of which are hereby waived. Each Constituent Company acknowledges, and the parties hereto agree, that each holder of a Note has the right to maintain its investment in the Notes free from repayment by the Operating Partnership (except as herein specifically provided for), and that the provision for payment of a Make-Whole Amount by the Operating Partnership in the event that the Notes are prepaid or are accelerated as a result of an Event of Default, is intended to provide compensation for the deprivation of such right under such circumstances.

         Section 12.2. Other Remedies. If any Default or Event of Default has occurred and is continuing, and irrespective of whether any Notes have become or have been declared immediately due and payable under SECTION 12.1, the holder of any Note at the time outstanding may proceed to protect and enforce the rights of such holder by an action at law, suit in equity or other appropriate proceeding, whether for the specific performance of any agreement contained herein or in any Note, or for an injunction against a violation of any of the terms hereof or thereof, or in aid of the exercise of any power granted hereby or thereby or by law or otherwise.

         Section 12.3. Rescission. At any time after any Notes have been declared due and payable pursuant to clause (b) or (c) of SECTION 12.1, the holders of not less than 67% in principal amount of the Notes then outstanding, by written notice to the Constituent Companies, may rescind and annul any such declaration and its consequences if (a) the Operating Partnership has paid all overdue interest on the Notes, all principal of and Make-Whole Amount, if any, on any Notes that are due and payable and are unpaid other than by reason of such declaration, and all interest on such overdue principal and Make-Whole Amount, if any, and (to the extent permitted by applicable law) any overdue interest in respect of the Notes, at the Default Rate, (b) all Events of Default and Defaults, other than non-payment of amounts that have become due solely by reason of such declaration, have been cured or have been waived pursuant to
SECTION 17, and (c) no judgment or decree has been entered for the payment of any monies due pursuant hereto or to the Notes. No rescission and annulment under this SECTION 12.3 will extend to or affect any subsequent Event of Default or Default or impair any right consequent thereon.

         Section 12.4. No Waivers or Election of Remedies, Expenses, Etc. No course of dealing and no delay on the part of any holder of any Note in exercising any right, power or remedy shall operate as a waiver thereof or otherwise prejudice such holder's rights, powers or remedies. No right, power or remedy conferred by this Agreement or by any Note upon any holder thereof shall be exclusive of any other right, power or remedy referred to herein or therein or now or hereafter available at law, in equity, by statute or otherwise. Without limiting the obligations of the Constituent Companies under SECTION 15, the Constituent Companies will pay to the holder of each Note on demand such further amount as shall be sufficient to cover all costs and expenses of such holder incurred in any enforcement or collection under this SECTION 12, including, without limitation, reasonable attorneys' fees, expenses and disbursements.

SECTION 13.    REGISTRATION; EXCHANGE; SUBSTITUTION OF NOTES.

         Section 13.1. Registration of Notes. The Operating Partnership shall keep at its principal executive office a register for the registration and registration of transfers of Notes. The name and address of each holder of one or more Notes, each transfer thereof and the name and address of each transferee of one or more Notes shall be registered in such register. Prior to due presentment for registration of transfer, the Person in whose name any Note shall be registered shall be deemed and treated as the owner and holder thereof for all purposes hereof, and the Operating Partnership shall not be affected by any notice or knowledge to the contrary. The Operating Partnership shall give to any holder of a Note that is an Institutional Investor promptly upon request therefor, a complete and correct copy of the names and addresses of all registered holders of Notes.

         Section 13.2. Transfer and Exchange of Notes. Upon surrender of any Note at the principal executive office of the Operating Partnership for registration of transfer or exchange (and in the case of a surrender for registration of transfer, duly endorsed or accompanied by a written instrument of transfer duly executed by the registered holder of such Note or its attorney duly authorized in writing and accompanied by the address for notices of each transferee of such Note or part thereof), the Operating Partnership shall execute and deliver, at the Operating Partnership's expense (except as provided below), one or more new Notes (as requested by the holder thereof) in exchange therefor, in an aggregate principal amount equal to the unpaid principal amount of the surrendered Note. Each such new Note shall be payable to such Person as such holder may request and shall be substantially in the form of
EXHIBIT 1. Each such new Note shall be dated and bear interest from the date to which interest shall have been paid on the surrendered Note or dated the date of the surrendered Note if no interest shall have been paid thereon. The Operating Partnership may require payment of a sum sufficient to cover any stamp tax or governmental charge imposed in respect of any such transfer of Notes. Notes shall not be transferred in denominations of less than $100,000; provided that if necessary to enable the registration of transfer by a holder of its entire holding of Notes, one Note may be in a denomination of less than $100,000. Any transferee, by its acceptance of a Note registered in its name (or the name of its nominee), shall be deemed to have made the representation set forth in
SECTION 6.2, provided, however, that, such transferee will not be deemed to have chosen the options set forth in SECTION 6.2(b), (c) or (e) unless such transferee shall have made the disclosures referred to therein at least five Business Days prior to its acceptance of such Note and shall have received prior to such acceptance of such Note the certificate provided for in the penultimate paragraph of SECTION 6.2 and such certificate shall contain the statement set forth in either SECTION 4.3(c)(1) or (2), as applicable; and provided, further, that, such transferee will not be deemed to have chosen an option set forth in
SECTION 6.2(a), (b) or (d) unless the applicable Class Exemption referred to therein remains in effect at that time or another similar Class Exemption is then available. The Constituent Companies shall exercise reasonable due diligence as is necessary to respond to any such disclosure, provided that, if either Constituent Company shall not respond within five Business Days following receipt of any such disclosure, such Constituent shall be deemed to have made the statement set forth in either Section 4.3(c)(1) or (2), as applicable.

         Section 13.3. Replacement of Notes. Upon receipt by the Operating Partnership of evidence reasonably satisfactory to it of the ownership of and the loss, theft, destruction or mutilation of any Note (which evidence shall be, in the case of an Institutional Investor, notice from such Institutional Investor of such ownership and such loss, theft, destruction or mutilation), and

                   (a) in the case of loss, theft or destruction, of indemnity reasonably satisfactory to it (provided that if the holder of such Note is, or is a nominee for, an original Purchaser or another holder of a Note with a minimum net worth of at least $50,000,000, such Person's own unsecured agreement of indemnity shall be deemed to be satisfactory), or

                   (b) in the case of mutilation, upon surrender and cancellation thereof,

the Operating Partnership at its own expense shall execute and deliver, in lieu thereof, a new Note, dated and bearing interest from the date to which interest shall have been paid on such lost, stolen, destroyed or mutilated Note or dated the date of such lost, stolen, destroyed or mutilated Note if no interest shall have been paid thereon.

SECTION 14.    PAYMENTS ON NOTES.

         Section 14.1. Place of Payment. Subject to SECTION 14.2, payments of principal, Make-Whole Amount, if any, and interest becoming due and payable on the Notes shall be made in the Borough of Manhattan, City and State of New York at the principal office of Citibank, N.A. in such jurisdiction. The Operating Partnership may at any time, by notice to each holder of a Note, change the place of payment of the Notes so long as such place of payment shall be either the principal office of the Operating Partnership in such jurisdiction or the principal office of a bank or trust company in such jurisdiction.

         Section 14.2. Home Office Payment. So long as you or your nominee shall be the holder of any Note, and notwithstanding anything contained in SECTION
14.1 or in such Note to the contrary, the Operating Partnership will pay all sums becoming due on such Note for principal, Make-Whole Amount, if any, and interest by the method and at the address specified for such purpose below your name in SCHEDULE A, or by such other method or at such other address as you shall have from time to time specified to the Operating Partnership in writing for such purpose, without the presentation or surrender of such Note or the making of any notation thereon, except that upon written request of the Operating Partnership made concurrently with or reasonably promptly after payment or prepayment in full of any Note, you shall surrender such Note for cancellation, reasonably promptly after any such request, to the Operating Partnership at its principal executive office or at the place of payment most recently designated by the Operating Partnership pursuant to SECTION 14.1. Prior to any sale or other disposition of any Note held by you or your nominee you will, at your election, either endorse thereon the amount of principal paid thereon and the last date to which interest has been paid thereon or surrender such Note to the Operating Partnership in exchange for a new Note or Notes pursuant to SECTION 13.2. The Operating Partnership will afford the benefits of this SECTION 14.2 to any Institutional Investor that is the direct or indirect transferee of any Note purchased by you under this Agreement and that has made the same agreement relating to such Note as you have made in this SECTION 14.2.

SECTION 15.    EXPENSES, ETC.

         Section 15.1. Transaction Expenses. Whether or not the transactions contemplated hereby are consummated, the Constituent Companies will pay all costs and expenses (including reasonable attorneys' fees of a special counsel and, if reasonably required, local or other counsel) incurred by you and each Other Purchaser or holder of a Note in connection with such transactions and in connection with any amendments, waivers or consents under or in respect of this Agreement, the Guaranty Agreement, the Subsidiary Guaranty Agreement or the Notes (whether or not such amendment, waiver or consent becomes effective), including, without limitation: (a) the costs and expenses incurred in enforcing or defending (or determining whether or how to enforce or defend) any rights under this Agreement, the Guaranty Agreement, the Subsidiary Guaranty Agreement or the Notes or in responding to any subpoena or other legal process or informal investigative demand issued in connection with this Agreement, the Guaranty Agreement, the Subsidiary Guaranty Agreement or the Notes, or by reason of being a holder of any Note or the beneficiary of the Guaranty Agreement or the Subsidiary Guaranty Agreement, and
(b) the costs and expenses, including financial advisors' fees, incurred in connection with the insolvency or bankruptcy of either Constituent Company or any Subsidiary or in connection with any work-out or restructuring of the transactions contemplated hereby, by the Guaranty Agreement, by the Subsidiary Guaranty Agreement and by the Notes. The Constituent Companies will pay, and will save you and each other holder of a Note harmless from, all claims in respect of any fees, costs or expenses, if any, of brokers and finders (other than those retained by you).

         Section 15.2. Survival. The obligations of the Constituent Companies under this SECTION 15 will survive the payment or transfer of any Note, the enforcement, amendment or waiver of any provision of this Agreement, the Guaranty Agreement, the Subsidiary Guaranty Agreement or the Notes, and the termination of this Agreement, the Guaranty Agreement or the Subsidiary Guaranty Agreement.

SECTION 16.    SURVIVAL OF REPRESENTATIONS AND WARRANTIES; ENTIRE AGREEMENT.

         All representations and warranties contained herein shall survive the execution and delivery of this Agreement and the Notes, the purchase or transfer by you of any Note or portion thereof or interest therein and the payment of any Note, and may be relied upon by any subsequent holder of a Note, regardless of any investigation made at any time by or on behalf of you or any other holder of a Note. All statements contained in any certificate or other instrument delivered by or on behalf of either Constituent Company pursuant to this Agreement shall be deemed representations and warranties of such Constituent Company under this Agreement. Subject to the preceding sentence, this Agreement, the Guaranty Agreement, the Subsidiary Guaranty Agreement and the Notes embody the entire agreement and understanding between you and the Constituent Companies and supersede all prior agreements and understandings relating to the subject matter hereof.

SECTION 17.    AMENDMENT AND WAIVER.

         Section 17.1. Requirements. This Agreement and the Notes may be amended, and the observance of any term hereof or of the Notes may be waived (either retroactively or prospectively), with (and only with) the written consent of the Constituent Companies and the Required Holders, except that (a) no amendment or waiver of any of the provisions of SECTION 1, 2, 3, 4, 5, 6 or 21 hereof, or any defined term (as it is used therein), will be effective as to you unless consented to by you in writing, and (b) no such amendment or waiver may, without the written consent of the holder of each Note at the time outstanding affected thereby, (1) subject to the provisions of SECTION 12 relating to acceleration or rescission, change the amount or time of any prepayment or payment of principal of, or reduce the rate or change the time of payment or method of computation of interest or of the Make-Whole Amount on, the Notes, (2) change the percentage of the principal amount of the Notes the holders of which are required to consent to any such amendment or waiver, or (3) amend any of SECTIONS 8, 11(a), 11(b), 12, 17 or 20.

         Section 17.2. Solicitation of Holders of Notes.

           (a) Solicitation. The Constituent Companies will provide each holder of the Notes (irrespective of the amount of Notes then owned by it) with sufficient information, sufficiently far in advance of the date a decision is required, to enable such holder to make an informed and considered decision with respect to any proposed amendment, waiver or consent in respect of any of the provisions hereof or of the Notes. The Constituent Companies will deliver executed or true and correct copies of each amendment, waiver or consent effected pursuant to the provisions of this SECTION 17 to each holder of outstanding Notes promptly following the date on which it is executed and delivered by, or receives the consent or approval of, the requisite holders of Notes.

           (b) Payment. The Constituent Companies will not directly or indirectly pay or cause to be paid any remuneration, whether by way of supplemental or additional interest, fee or otherwise, or grant any security, to any holder of Notes as consideration for or as an inducement to the entering into by any holder of Notes of any waiver or amendment of any of the terms and provisions hereof unless such remuneration is concurrently paid, or security is concurrently granted, on the same terms, ratably to each holder of Notes then outstanding even if such holder did not consent to such waiver or amendment.

         Section 17.3. Binding Effect, Etc. Any amendment or waiver consented to as provided in this SECTION 17 applies equally to all holders of Notes and is binding upon them and upon each future holder of any Note and upon the Constituent Companies without regard to whether such Note has been marked to indicate such amendment or waiver. No such amendment or waiver will extend to or affect any obligation, covenant, agreement, Default or Event of Default not expressly amended or waived or impair any right consequent thereon. No course of dealing between the Constituent Companies and the holder of any Note nor any delay in exercising any rights hereunder or under any Note shall operate as a waiver of any rights of any holder of such Note. As used herein, the term "this Agreement" and references thereto shall mean this Agreement as it may from time to time be amended or supplemented.

         Section 17.4. Notes held by Constituent Company, Etc. Solely for the purpose of determining whether the holders of the requisite percentage of the aggregate principal amount of Notes then outstanding approved or consented to any amendment, waiver or consent to be given under this Agreement or the Notes, or have directed the taking of any action provided herein or in the Notes to be taken upon the direction of the holders of a specified percentage of the aggregate principal amount of Notes then outstanding, Notes directly or indirectly owned by either Constituent Company or any of their Affiliates shall be deemed not to be outstanding.

SECTION 18.    NOTICES.

         All notices and communications provided for hereunder shall be in writing and sent (a) by telefacsimile if the sender on the same day sends a confirming copy of such notice by a recognized overnight delivery service (charges prepaid), or (b) by registered or certified mail with return receipt requested (postage prepaid), or (c) by a recognized overnight delivery service (with charges prepaid). Any such notice must be sent:

                   (1) if to you or your nominee, to you or it at the address specified for such communications in SCHEDULE A, or at such other address as you or it shall have specified to the Trust in writing,

                   (2) if to any other holder of any Note, to such holder at such address as such other holder shall have specified to the Trust in writing, or

                   (3) if to either Constituent Company, to the Trust at its address set forth at the beginning hereof to the attention of the Treasurer and Secretary, or at such other address as the Trust shall have specified to the holder of each Note in writing.

Notices under this SECTION 18 will be deemed given only when actually received.

SECTION 19.    REPRODUCTION OF DOCUMENTS.

         This Agreement and all documents relating hereto, including, without limitation, (a) consents, waivers and modifications that may hereafter be executed, (b) documents received by you at the Closing (except the Notes themselves), and (c) financial statements, certificates and other information previously or hereafter furnished to you, may be reproduced by you by any photographic, photostatic, microfilm, microcard, miniature photographic or other similar process and you may destroy any original document so reproduced. Each Constituent Company agrees and stipulates that, to the extent permitted by applicable law, any such reproduction shall be admissible in evidence as the original itself in any judicial or administrative proceeding (whether or not the original is in existence and whether or not such reproduction was made by you in the regular course of business) and any enlargement, facsimile or further reproduction of such reproduction shall likewise be admissible in evidence. This
SECTION 19 shall not prohibit either Constituent Company or any other holder of Notes from contesting any such reproduction to the same extent that it could contest the original, or from introducing evidence to demonstrate the inaccuracy of any such reproduction.

SECTION 20.    CONFIDENTIAL INFORMATION.

         For the purposes of this SECTION 20, "Confidential Information" means information delivered to you by or on behalf of the Trust or any Subsidiary in connection with the transactions contemplated by or otherwise pursuant to this Agreement that is proprietary in nature and that was clearly marked or labeled or otherwise adequately identified in writing when received by you as being confidential information of the Trust or such Subsidiary; provided that such term does not include information that (a) was publicly known or otherwise known to you prior to the time of such disclosure, (b) subsequently becomes publicly known through no act or omission by you or any Person acting on your behalf, (c) otherwise becomes known to you other than through disclosure by the Trust or any Subsidiary or (d) constitutes financial statements delivered to you under SECTION 7.1 that are otherwise publicly available. You will maintain the confidentiality of such Confidential Information in accordance with procedures adopted by you in good faith to protect confidential information of third parties delivered to you; provided that you may deliver or disclose Confidential Information to (1) your directors, trustees, officers, employees, agents, attorneys and affiliates (to the extent such disclosure reasonably relates to the administration of the investment represented by your Notes), (2) your financial advisors and other professional advisors who agree to hold confidential the Confidential Information substantially in accordance with the terms of this SECTION 20, (3) any other holder of any Note, (4) any Institutional Investor to which you sell or offer to sell such Note or any part thereof or any participation therein (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this SECTION 20), (5) any Person from which you offer to purchase any security of either Constituent Company (if such Person has agreed in writing prior to its receipt of such Confidential Information to be bound by the provisions of this
SECTION 20), (6) any Federal or state regulatory authority having jurisdiction over you, (7) the National Association of Insurance Commissioners or any similar organization, or any nationally recognized rating agency that requires access to information about your investment portfolio or (8) any other Person to which such delivery or disclosure may be necessary or appropriate (i) to effect compliance with any law, rule, regulation or order applicable to you, (ii) in response to any subpoena or other legal process, (iii) in connection with any litigation to which you are a party or (iv) if an Event of Default has occurred and is continuing, to the extent you may reasonably determine such delivery and disclosure to be necessary or appropriate in the enforcement or for the protection of the rights and remedies under your Notes and this Agreement, the Guaranty Agreement or the Subsidiary Guaranty Agreement. Each holder of a Note, by its acceptance of a Note, will be deemed to have agreed to be bound by and to be entitled to the benefits of this SECTION 20 as though it was a party to this Agreement. On reasonable request by the Trust in connection with the delivery to any holder of a Note of information required to be delivered to such holder under this Agreement or requested by such holder (other than a holder that is a party to this Agreement or its nominee), such holder will enter into an agreement with the Trust embodying the provisions of this SECTION 20.

SECTION 21.    SUBSTITUTION OF PURCHASER.

         You shall have the right to substitute any one of your Affiliates as the purchaser of the Notes that you have agreed to purchase hereunder, by written notice to the Trust, which notice shall be signed by both you and such Affiliate, shall contain such Affiliate's agreement to be bound by this Agreement and shall contain a confirmation by such Affiliate of the accuracy with respect to it of the representations set forth in SECTION 6. Upon receipt of such notice, wherever the word "you" is used in this Agreement (other than in this SECTION 21), such word shall be deemed to refer to such Affiliate in lieu of you. In the event that such Affiliate is so substituted as a purchaser hereunder and such Affiliate thereafter transfers to you all of the Notes then held by such Affiliate, upon receipt by the Trust of notice of such transfer, wherever the word "you" is used in this Agreement (other than in this SECTION 21), such word shall no longer be deemed to refer to such Affiliate, but shall refer to you, and you shall have all the rights of an original holder of the Notes under this Agreement.

SECTION 22.    MISCELLANEOUS.

         Section 22.1. Successors and Assigns. All covenants and other agreements contained in this Agreement by or on behalf of any of the parties hereto bind and inure to the benefit of their respective successors and assigns (including, without limitation, any subsequent holder of a Note) whether so expressed or not.

         Section 22.2. Payments due on Non-Business Days. Anything in this Agreement or the Notes to the contrary notwithstanding, any payment of principal of or Make-Whole Amount or interest on any Note that is due on a date other than a Business Day shall be made on the next succeeding Business Day without including the additional days elapsed in the computation of the interest payable on such next succeeding Business Day.

         Section 22.3. Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall (to the full extent permitted by law) not invalidate or render unenforceable such provision in any other jurisdiction.

         Section 22.4. Construction. Each covenant contained herein shall be construed (absent express provision to the contrary) as being independent of each other covenant contained herein, so that compliance with any one covenant shall not (absent such an express contrary provision) be deemed to excuse compliance with any other covenant. Where any provision herein refers to action to be taken by any Person, or which such Person is prohibited from taking, such provision shall be applicable whether such action is taken directly or indirectly by such Person.

         Where the character or amount of any asset or liability or item of income or expense is required to be determined or any consolidation or other accounting computation is required to be made for the purposes of this Agreement, the same shall be done in accordance with GAAP, to the extent applicable, except where such principles are inconsistent with the requirements of this Agreement.

         Section 22.5. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original but all of which together shall constitute one instrument. Each counterpart may consist of a number of copies hereof, each signed by less than all, but together signed by all, of the parties hereto.

         Section 22.6. Governing Law. This Agreement shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State that would require the application of the laws of a jurisdiction other than such State.

                                    * * * * *

         If you are in agreement with the foregoing, please sign the form of agreement on the accompanying counterpart of this Agreement and return it to the Constituent Companies, whereupon the foregoing shall become a binding agreement between you and the Constituent Companies.

                                      Very truly yours,

                                      U.S. RESTAURANT PROPERTIES OPERATING L.P.

                                      By:  USRP Managing, Inc.,
                                             Its General Partner


                                           By
                                             ----------------------------------
                                              Its
                                                 ------------------------------

                                      U.S. RESTAURANT PROPERTIES, INC.


                                           By
                                             ----------------------------------
                                              Its
                                                 ------------------------------


Accepted as of May 1, 1998.

                                           [VARIATION]



                                           By
                                             ----------------------------------
                                              Its
                                                 ------------------------------

                                   SCHEDULE A
                          (to Note Purchase Agreement)

                       INFORMATION RELATING TO PURCHASERS


              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
LIFE INVESTORS INSURANCE COMPANY OF AMERICA                                                                 $10,000,000
c/o AEGON USA Investment Management, Inc.
4333 Edgewood Road, N.E.
Cedar Rapids, Iowa  52499-5335
Attention:  Director of Private Placements
Fax Number:  (319) 369-2666

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, premium or interest") to:

         Citibank, N.A. (ABA #021000089)
         111 Wall Street
         New York, New York  10043
         DDA #36112805
         ABA #021000089
         DDA #36112805
         for credit to: Life Investors Insurance Company of America Custody Account Number 847658

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment to:

         Life Investors Insurance Company of America
         c/o AEGON USA Investment Management, Inc.
         4333 Edgewood Road N.E.
         Cedar Rapids, Iowa  52499-5215
         Attention:  Michael Meese

All notices and communications, other than notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  42-0191090

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
PEOPLES SECURITY LIFE INSURANCE COMPANY                                                                       $10,000,000
c/o AEGON USA Investment Management, Inc.
400 West Market Street
Louisville, Kentucky  40202
Attention:  Securities Department - 10th Floor
Fax Number:  (502) 560-2030

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, premium or interest") to:

         Bankers - NYC (ABA #021-001-033)
         Account No. 99-911-145

         for further credit to: Peoples Security Life Insurance Company Account No. 099312

Notices

Contemporaneous with the above wire transfer, an advice setting forth (1) the full name, interest rate and maturity date of the bond or note; (2) allocation of payment between principal and interest; and (3) name and address of bank from which wire transfer was sent, should be mailed to:


         Attention:  Securities Processing - 10th Floor
         Peoples Security Life Insurance Company
         c/o AEGON USA Investment Management, Inc.
         400 West Market Street
         Louisville, Kentucky  40202
         Fax Number:  (502) 560-2068

All notices and communications other than those in respect to payment to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number for Peoples Security Life Insurance Company:  56-0267250

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
THE CANADA LIFE ASSURANCE COMPANY                                                                             $1,500,000
330 University Avenue
Toronto, Ontario, Canada  M5G 1R8
Attention:   U.S. Private Placements, SP-11
             Brian Lynch, Treasurer, U.S.

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         Chase Manhattan Bank
         ABA #021-000-021
         A/C #900-9-000200
         Trust Account No. G52708, The Canada Life Assurance Company
         Attention:  Bond Interest

         reference: name of issuer, rate, maturity date, type of security, whether principal and/or interest and due date

Notices

All notices and communications to be addressed as first provided above, except notice with respect to payment, and written confirmation of each such payment, to be addressed:

         Chase Manhattan Bank
         North America Insurance
         3 Chase MetroTech Centre - 6th Floor
         Brooklyn, New York  11245
         Attention:  Ms. Doll Balbadar

with a copy to:

         The Canada Life Assurance Company
         330 University Avenue, SP-12
         Toronto, Ontario, Canada  M5G 1R8
         Attention:  Supervisor, Securities Accounting

Name of Nominee in which Notes are to be issued:  J. Romeo & Co.

Taxpayer I.D. Number:  38-0397420

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
CANADA LIFE INSURANCE COMPANY OF AMERICA                                                                      $3,000,000
c/o The Canada Life Assurance Company
330 University Avenue
Toronto, Ontario, Canada  M5G 1R8
Attention:        U.S. Private Placements, SP-11
                  Brian Lynch, Treasurer, U.S.

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         Chase Manhattan Bank
         ABA #021-000-021
         Account #900-9-000200
         Trust Account No. G52709, Canada Life Insurance Company of America
         Attention:  Ms. Doll Balbadar

         reference: name of issuer, rate, maturity date, type of security, whether principal and/or interest and due date

Notices

All notices and communications to be addressed as first provided above, except notice with respect to payment, and written confirmation of each such payment, to be addressed:

         Chase Manhattan Bank
         North America Insurance
         3 Chase MetroTech Centre - 6th Floor
         Brooklyn, New York  11245
         Attention:  Ms. Doll Balbadar

with a copy to:

         The Canada Life Assurance Company
         330 University Avenue, SP-12
         Toronto, Ontario, Canada  M5G 1R8
         Attention:  Supervisor, Securities Accounting

Name of Nominee in which Notes are to be issued:  J. Romeo & Co.

Taxpayer I.D. Number:  38-2816473

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
CANADA LIFE INSURANCE COMPANY OF NEW YORK                                                                      $500,000
c/o The Canada Life Assurance Company
330 University Avenue
Toronto, Ontario, Canada  M5G 1R8
Attention:    U.S. Private Placements, SP-11
              Brian Lynch, Treasurer, U.S.

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds to:

         Chase Manhattan Bank
         ABA #021-000-021
         Account #900-9-000200
         Trust Account No. G52685, Canada Life Insurance Company of New York
         Attention:  Bond Interest

         reference: name of issuer, rate, maturity date, type of security, whether principal and/or interest and due date

Notices

All notices and communications to be addressed as first provided above, except notice with respect to payment, and written confirmation of each such payment, to be addressed:

         Chase Manhattan Bank
         North America Insurance
         3 Chase MetroTech Centre - 6th Floor
         Brooklyn, New York  11245
         Attention:  Ms. Doll Balbadar

with a copy to:

         The Canada Life Assurance Company
         330 University Avenue, SP-12
         Toronto, Ontario, Canada  M5G 1R8
         Attention:  Supervisor, Securities Accounting

Name of Nominee in which Notes are to be issued:  J. Romeo & Co.

Taxpayer I.D. Number:  13-2690792

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
GE CAPITAL EDISON LIFE INSURANCE COMPANY                                                                      $8,000,000
c/o GE Financial Assurance
Two Union Square, 601 Union Street
Seattle, Washington  98101
Attention:  Investment Accounting - 14th Floor
Telephone No.: (206) 516-2871
Fax No.: (206) 516-4740

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, premium or interest") to:

         Bankers Trust Company (ABA #021001033)
         16 Wall Street
         New York, New York  10015

         Acct:  00154093
         FCC #501551253

Notices

All notices and communications with respect to payments and written confirmation of each such payment to be addressed as first provided above. All other communications to be addressed:

         GE Capital Edison Life Insurance Company
         c/o GE Financial Assurance
         Two Union Square, 601 Union Street
         Seattle, WA  98101
         Attn:  Investment Dept., VP Private Placements
         Telephone No.:  (206) 516-2894
         Fax No.: (206) 516-4998


Name of Nominee in which Notes are to be issued: AUER & CO.

Taxpayer I.D. Number:  16-1202227

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
FIRST COLONY LIFE INSURANCE COMPANY                                                                           $5,000,000
c/o GE Financial Assurance
Two Union Square, 601 Union Street
Seattle, WA  98101
Attn:  Investment Dept., Nancy McFadden
Telephone No.:  (206) 516-2894
Fax No.:  (206) 916-4863

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal or interest") to:

         Bankers Trust Company
         16 Wall Street
         New York, NY  10015
         ABA #021001033
         Acct: 99-911-145
         FCC #098069


Notices

All notices with respect to payments and written confirmation of each such payment to be addressed:

         First Colony Life Insurance Company
         c/o GE Financial Assurance
         Two Union Square, 601 Union Street
         Seattle, Washington  98101
         Attention:  Investment Accounting - 14th Floor
         Telephone No.:  (206) 516-2871
         Fax No.:  (206) 516-4740

All other communications to be addressed as first provided above.



Name of Nominee in which Notes are to be issued:  Salkeld & Co.

Taxpayer I.D. Number:  54-0596414

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
THE LIFE INSURANCE COMPANY OF VIRGINIA                                                                        $4,000,000
c/o GE Financial Assurance
Two Union Square, 601 Union Street
Seattle, WA  98101
Attention:  Investment Department, Nancy McFadden
Phone:  (206) 516-2894
Fax:  (206) 516-4863

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, premium or interest") to:

         Bankers Trust Company
         16 Wall Street
         New York, New York  10015
         ABA #021001033
         Acct.:  99-911-145
         FCC #097828

Notices

All notices and communications with respect to payments and written confirmation of each such payment, to be addressed to:

         The Life Insurance Company of Virginia
         c/o GE Financial Assurance
         Two Union Square, 601 Union Street
         Seattle, WA  98101
         Investment Accounting, 14th Floor
         Phone:  (206) 516-2871
         Fax:  (206) 516-4740

All other communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  Salkeld & Co.

Taxpayer I.D. Number:  54-0283385

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
HERITAGE LIFE INSURANCE COMPANY                                                                               $1,000,000
c/o GE Financial Assurance
Two Union Square, 601 Union Street
Seattle, Washington  98101
Attention:  Investment Dept., VP - Private Placements
Telephone No.: (206) 516-2894
Fax No.: (206) 516-4863

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, premium or interest") to:

         Bankers Trust Company (ABA #021001033)
         16 Wall Street
         New York, New York  10015
         Acct.:  99-911-145
         FCC #097825

Notices

All notices and communications with respect to payments and written confirmation of each such payment, to be addressed:

         Heritage Life Insurance Company
         c/o GE Financial Assurance
         Two Union Square, 601 Union Street
         Seattle, Washington  98101
         Attention:  Investment Accounting - 14th Floor
         Telephone No.:  (206) 516-2871
         Fax No.:  (206) 516-4740

All other communications to be addressed as first provided above.


Name of Nominee in which Notes are to be issued:  Salkeld & Co.

Taxpayer I.D. Number:  86-0165716

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
HARTFORD ACCIDENT & INDEMNITY CO.                                                                             $3,000,000
c/o The Hartford Investment Management Company
c/o Investment Department, 10th Floor - Private Placements
P. O. Box 1744
Hartford, Connecticut  06114-1744
Telefacsimile:  (860) 297-8884

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, interest or premium") to:

         Chase Manhattan Bank
         4 New York Plaza
         New York, New York  10004
         ABA #021000021
         Chase NYC/Cust
         A/C #900-9-000200 for F/C/T Hartford Acct G06239 HAI

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such payment, to be addressed:

         The Hartford Investment Management Company
         c/o Portfolio Support, 9th Floor
         P. O. Box 1744
         Hartford, Connecticut  06114-1744
         Telefacsimile:  (860) 297-8876

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0383030

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED

HARTFORD LIFE INSURANCE COMPANY                                                                               $5,000,000
c/o The Hartford Investment Management Company                                                                $2,000,000
c/o Investment Department, 10th Floor - Private Placements
P. O. Box 1744
Hartford, Connecticut  06114-1744
Telefacsimile:  (860) 297-8884

Payments (in respect of the Note in the principal amount of $5,000,000):

All payments on or in respect of the Note to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, interest or premium") to:

         Chase Manhattan Bank
         4 New York Plaza
         New York, New York  10004
         ABA #021000021
         Chase NYC/Cust
         A/C #900-9-000200 for F/C/T Hartford Acct G06641 CRC

Payments (in respect of the Note in the principal amount of $2,000,000):

All payments on or in respect of the Note to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, interest or premium") to:

         Chase Manhattan Bank
         4 New York Plaza
         New York, New York  10004
         ABA #021000021
         Chase NYC/Cust
         A/C #900-9-000200 for F/C/T Hartford Acct G06612 HVA


Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments, and written confirmation of each such payment, to be addressed:

         The Hartford Investment Management Company
         c/o Portfolio Support, 9th Fl.
         P. O. Box 1744
         Hartford, Connecticut  06114-1744
         Telefacsimile:  (860) 297-8876

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  06-0974148

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
JEFFERSON-PILOT LIFE INSURANCE COMPANY                                                                        $7,500,000
P. O. Box 21008
Greensboro, North Carolina  27420
Attention:  Securities Administration - 3630
Telefacsimile:  (910) 691-3025

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, interest or premium") to:

         Jefferson-Pilot Life Insurance Company
         c/o The Bank of New York
         ABA #021 000 018  BNF:  IOC566
         Attention:  P&I Department

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment, to be addressed to:

         Jefferson-Pilot Life Insurance Company
         c/o The Bank of New York
         Attention:  P&I Department
         P. O. Box 19266
         Newark, NJ  07195

with duplicate notice to Jefferson-Pilot Life Insurance Company at the address first provided above.

All notices and communications other than those in respect to payments to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  56-0359860

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
JEFFERSON PILOT FINANCIAL INSURANCE COMPANY                                                                   $7,500,000
P. O. Box 21008
Greensboro, North Carolina  27420
Attention:  Securities Administration - 3630
Telefacsimile:  (336) 691-3025

[For hand delivery:  100 North Greene Street
Greensboro, North Carolina 27401]

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, interest or premium") to:

         Jefferson Pilot Financial Insurance Company
         c/o The Bank of New York
         ABA #021 000 018  BNF:  IOC566
         Attention:  P&I Department

Notices

All notices of payment on or in respect of the Notes and written confirmation of each such payment, to be addressed to:

         Jefferson Pilot Financial Insurance Company
         c/o The Bank of New York
         P. O. Box 19266
         Newark, New Jersey  07195
         Attention:  P&I Department

with duplicate notice to Jefferson Pilot Financial Insurance Company Insurance Company at the address first provided above.

All other notices and communications to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  62-0395665

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
THE LAFAYETTE LIFE INSURANCE COMPANY                                                                          $5,000,000
1905 Teal Road
P. O. Box 7007
Lafayette, Indiana  47903
Attention:  Investment Department

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal or interest") to:

         Federal Reserve Bank of Chicago for Merchants National
         Bank/Indianapolis

         for credit to the account of: The Lafayette Life Insurance Company
         Attention: Interest Clerk/Security Custody

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
THE OHIO NATIONAL LIFE INSURANCE COMPANY                                                                      $10,000,000
P.O. Box 237
Cincinnati, Ohio  45201
Attention:  Investment Department
Facsimile:  (513) 794-4506

Overnight Delivery Address:
[One Financial Way
Cincinnati, Ohio  45242]

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, premium or interest") to:

         Star Bank, N.A. (ABA #042-0000-13)
         Fifth and Walnut Streets
         Cincinnati, Ohio  45202

         for credit to: The Ohio National Life Insurance Company
         Account Number 910-275-7

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  31-0397080

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
PACIFIC LIFE INSURANCE COMPANY                                                                                $5,000,000
700 Newport Center Drive                                                                                      $5,000,000
Newport Beach, California  92658-9000                                                                         $5,000,000
Attention:  Securities Administration                                                                         $5,000,000
Telephone:  (714) 640-3379; Facsimile:  (714) 640-3199

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, premium or interest") to:

         Chase Manhattan Bank, N.A.
         ABA #021-000-021
         A/C = 900-9-002206
         BBK = Chase Manhattan Bank/SSTO
         A/C Name:  Pacific Life General Account/89930705
         A/C Number:  47363300
         Regarding:  Security Description and PPN

Notices

All notices and communications to be addressed as first provided above, except notices with respect to payments and written confirmation of each such payment, to be addressed:

         The Chase Manhattan Bank, N.A.
         P.O. Box 456, Wall Street Station
         New York, New York  10005

Name of Nominee in which Notes are to be issued:  ATWELL & CO

General Taxpayer I.D. Number:  95-1079000

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
NORTHERN LIFE INSURANCE COMPANY                                                                                  $5,500,000
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South, Suite 800
Minneapolis, Minnesota  55401-2121
Attention:  James Tobin
Phone:  (612) 372-5773
Fax:  (612) 372-5368

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, premium or interest") to:

         U.S. Bank N.A./Mpls.
         601 2nd Avenue South
         Account #1602-3237-6105
         ABA #091000022
         Attention:  Securities Accounting
         Ref:  Issuer, Cusip, Coupon & Maturity

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  41-1295933

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
WASHINGTON SQUARE ADVISERS PRIVATE                                                                               $1,500,000
  PLACEMENT TRUST FUND
c/o Washington Square Advisers, Inc.
Attn: WSA Private Placement Trust Fund
100 Washington Avenue South, Suite 800
Minneapolis, Minnesota  55401-2121

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, premium or interest") to:

         U.S. Bank NA (DTC #2839; Inst. ID #93696; Agent Bank #93697) F/F/C U.S. Bank
         ABA #091000022
         A/C 180121167365
         ITG A/C 47300020
         Ref: Washington Square Advisers Private Placement Trust Fund Account #: 10604960


Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  None

Taxpayer I.D. Number:  41-6424976

              NAME AND ADDRESS                                                                            PRINCIPAL AMOUNT OF
                OF PURCHASER                                                                             NOTES TO BE PURCHASED
RELIASTAR LIFE INSURANCE COMPANY OF NEW YORK                                                                     $1,000,000
c/o ReliaStar Investment Research, Inc.
100 Washington Avenue South, Suite 800
Minneapolis, Minnesota  55401-2121
Attention:  James Tobin
Phone:  (612) 372-5257
Fax:  (612) 372-5368

Payments

All payments on or in respect of the Notes to be by bank wire transfer of Federal or other immediately available funds (identifying each payment as "U.S. Restaurant Properties Operating L.P., 7.15% Senior Notes due 2005, PPN 90346# AC 4, principal, premium or interest") to:

         Chase Manhattan
         New York, NY
         A/C #544755102
         F/F/C #653095 Dept. 571 NonStandard Securities Acct. #1960 Bank ABA #021000021

Notices

All notices and communications, including notices with respect to payments and written confirmation of each such payment, to be addressed as first provided above.

Name of Nominee in which Notes are to be issued:  SIGLER & CO.

Taxpayer I.D. Number:  53-0242530

                                   SCHEDULE B
                          (to Note Purchase Agreement)

                                  DEFINED TERMS

         As used herein, the following terms have the respective meanings set forth below or set forth in the Section hereof following such term:

         "Affiliate" means, at any time, (a) with respect to any Person, any other Person that at such time directly or indirectly through one or more intermediaries Controls, or is Controlled by, or is under common Control with, such first Person, and (b) with respect to the Trust or any Subsidiary, any Person beneficially owning or holding, directly or indirectly, 10% or more of any class of Voting Equity Interests of the Trust or any Subsidiary or any corporation or other legal entity of which the Trust and its Subsidiaries beneficially own or hold, in the aggregate, directly or indirectly, 10% or more of any class of Voting Equity Interests. As used in this definition, "Control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of Voting Equity Interests, by contract or otherwise. Unless the context otherwise clearly requires, any reference to an "Affiliate" is a reference to an Affiliate of the Trust.

         "Annual Service Charge" for any period means sum of (a) all interest expense and all amortization of debt discount and expense during such period in respect of Indebtedness of the Trust and its Subsidiaries, and (b) all dividends payable during such period in respect of Disqualified Stock of the Trust and its Subsidiaries.

         "Business Day" means (a) for the purposes of SECTION 8.7 only, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York are required or authorized to be closed, and (b) for the purposes of any other provision of this Agreement, any day other than a Saturday, a Sunday or a day on which commercial banks in New York, New York or Dallas, Texas are required or authorized to be closed.

         "Capital Lease" means, at any time, a lease with respect to which the lessee is required concurrently to recognize the acquisition of an asset and the incurrence of a liability in accordance with GAAP.

         "Closing" is defined in SECTION 3.

         "Change in Control" is defined in SECTION 8.3(h).

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, and the rules and regulations promulgated thereunder from time to time.

         "Confidential Information" is defined in SECTION 20.

         "Consolidated Income Available for Debt Service" for any period shall mean the sum of (a) Consolidated Net Income prior to the recognition of any gains or losses on the sale or other disposition of properties during such period plus (to the extent deducted in determining Consolidated Net Income), (b) all provisions for any Federal, state or other income taxes made by the Trust and its Subsidiaries during such period, (c) all interest expense and all amortization of debt discount and expense during such period in respect of Indebtedness of the Trust and its Subsidiaries, (d) the amount of all depreciation and amortization expense and any non-cash charge resulting from a change in accounting principles of the Trust and its Subsidiaries during such period, and (e) the amortization of deferred charges of the Trust and its Subsidiaries during such period.

         "Consolidated Indebtedness" means, as of any date of determination, and without duplication, the total of all Indebtedness of the Trust and its Subsidiaries outstanding on such date, after eliminating all offsetting debits and credits among the Trust and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Trust and its Subsidiaries in accordance with GAAP.

         "Consolidated Net Income" for any period means the gross revenues of the Trust and its Subsidiaries for such period less all expenses and other proper charges (including taxes on income), determined on a consolidated basis in accordance with GAAP after eliminating earnings or losses attributable to outstanding Minority Interests, but excluding in any event:

                  (a) any gains or losses on the sale or other disposition of investments or fixed or capital assets, and any taxes on such excluded gains and any tax deductions or credits on account of any such excluded losses;

                  (b) the proceeds of any life insurance policy;

                  (c) net earnings and losses of any Subsidiary accrued prior to the date it became a Subsidiary;

                  (d) net earnings and losses of any corporation (other than a Subsidiary), substantially all the assets of which have been acquired in any manner by the Trust or any Subsidiary, realized by such corporation prior to the date of such acquisition;

                  (e) net earnings and losses of any corporation (other than a Subsidiary) with which the Trust or a Subsidiary shall have consolidated or which shall have merged into or with the Trust or a Subsidiary prior to the date of such consolidation or merger;

                  (f) net earnings of any business entity (other than a Subsidiary) in which the Trust or any Subsidiary has an ownership interest unless such net earnings shall have actually been received by the Trust or such Subsidiary in the form of cash distributions;

                  (g) any portion of the net earnings of any Subsidiary which for any reason is unavailable for payment of dividends to the Trust or any other Subsidiary;

                  (h) earnings resulting from any reappraisal, revaluation or write-up of assets;

                  (i) any deferred or other credit representing any excess of the equity in any Subsidiary at the date of acquisition thereof over the amount invested in such Subsidiary;

                  (j) any gain arising from the acquisition of any securities of the Trust or any Subsidiary;

                  (k) any reversal of any contingency reserve, except to the extent that provision for such contingency reserve shall have been made from income arising during such period; and

                  (l) any other extraordinary gain or loss.

         "Consolidated Net Worth" means, as of the date of any determination thereof, the amount of the capital stock accounts (net of treasury stock, at cost) plus (or minus in the case of a deficit) the surplus and retained earnings of the Trust and its Subsidiaries as determined in accordance with GAAP.

         "Consolidated Total Assets" means, as of any date of determination, the sum of (a) all Undepreciated Real Estate Assets of the Trust and its Subsidiaries and (b) all other assets of the Trust and its Subsidiaries (other than accounts receivables and intangible assets), after eliminating all offsetting debits and credits among the Trust and its Subsidiaries and all other items required to be eliminated in the course of the preparation of consolidated financial statements of the Trust and its Subsidiaries in accordance with GAAP.

         "Consolidated Total Capitalization" means, as of the date of any determination thereof, the sum of (a) Consolidated Indebtedness, (b) Consolidated Net Worth as at the end of the fiscal quarter of the Trust then most recently ended and (c) the amount of accumulated depreciation and amortization set forth on the consolidated balance sheet of the Trust and its Subsidiaries as at the end of the fiscal quarter of the Trust then most recently ended.

         "Constituent Companies" is defined in the Preamble.

         "Control Event" is defined in SECTION 8.3(i).

         "Default" means an event or condition the occurrence or existence of which would, with the lapse of time or the giving of notice or both, become an Event of Default.

         "Default Rate" means that rate of interest that is the greater of (a) 2% per annum above the rate of interest stated in clause (a) of the first paragraph of the Notes or (b) 2% over the rate of interest publicly announced by Citibank, N.A. in New York, New York as its "base" or "prime" rate.

         "Disqualified Stock" means any capital stock of a Person which by the terms of such capital stock (or by the terms of any security into which it is convertible or for which it is exchangeable or exercisable), upon the happening of any event or otherwise (a) matures or is mandatorily redeemable, pursuant to a sinking fund obligation or otherwise (other than capital stock which is redeemable solely in exchange for common stock), (b) is convertible into or exchangeable or exercisable for Indebtedness or Disqualified Stock or (c) is redeemable at the option of the holder thereof, in whole or in part (other than capital stock which is redeemable solely in exchange for capital stock which is not Disqualified Stock or the redemption price of which may, at the option of such Person, be paid in capital stock which is not Disqualified Stock), in each case, on or prior to the stated maturity of the Notes.

         "Environmental Laws" means any and all Federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including but not limited to those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended from time to time, and the rules and regulations promulgated thereunder from time to time in effect.

         "ERISA Affiliate" means any trade or business (whether or not incorporated) that is treated as a single employer together with either Constituent Company under Section 414 of the Code.

         "Event of Default" is defined in SECTION 11.

         "Exchange Act" means the Securities Exchange Act of 1934, as amended.

         "GAAP" means generally accepted accounting principles as in effect from time to time in the United States of America.

         "General Partner" is defined in SECTION 5.1(A).

         "Governmental Authority" means

                  (a)    the government of

                         (1) the United States of America or any State or other
                  political subdivision thereof, or

                         (2) any jurisdiction in which the Trust or any
                  Subsidiary conducts all or any part of its business, or which asserts jurisdiction over any properties of the Trust or any Subsidiary, or

                  (b) any entity exercising executive, legislative, judicial, regulatory or administrative functions of, or pertaining to, any such government.

         "Guaranty" means, with respect to any Person, any obligation (except the endorsement in the ordinary course of business of negotiable instruments for deposit or collection) of such Person guaranteeing or in effect guaranteeing any Indebtedness, dividend or other obligation of any other Person in any manner, whether directly or indirectly, including (without limitation) obligations incurred through an agreement, contingent or otherwise, by such Person:

                  (a) to purchase such Indebtedness or obligation or any property constituting security therefor;

                  (b) to advance or supply funds (1) for the purchase or payment of such Indebtedness or obligation, or (2) to maintain any working capital or other balance sheet condition or any income statement condition of any other Person or otherwise to advance or make available funds for the purchase or payment of such Indebtedness or obligation;

                  (c) to lease properties or to purchase properties or services primarily for the purpose of assuring the owner of such Indebtedness or obligation of the ability of any other Person to make payment of the Indebtedness or obligation; or

                  (d) otherwise to assure the owner of such Indebtedness or obligation against loss in respect thereof.

In any computation of the Indebtedness or other liabilities of the obligor under any Guaranty, the Indebtedness or other obligations that are the subject of such Guaranty shall be assumed to be direct obligations of such obligor.

         "Guaranty Agreement" is defined in SECTION 2.

         "Hazardous Material" means any and all pollutants, toxic or hazardous wastes or any other substances, including all substances listed in or regulated in any Environmental Law that might pose a hazard to health or safety, the removal of which may be required or the generation, manufacture, refining, production, processing, treatment, storage, handling, transportation, transfer, use, disposal, release, discharge, spillage, seepage, or filtration of which is or shall be restricted, regulated, prohibited or penalized by any applicable law (including, without limitation, asbestos, urea formaldehyde foam insulation and polychlorinated biphenyls).

         "holder" means, with respect to any Note, the Person in whose name such
Note is registered in the register maintained by the Company pursuant to SECTION 13.1.

         "Indebtedness" with respect to any Person means, at any time, without duplication, and whether or not contingent, (a) its liabilities for borrowed money, including, without limitation, all such liabilities evidenced by bonds, notes, debentures or similar instruments whether or not such liabilities are secured by any Lien existing on property owned by such Person, (b) all indebtedness for borrowed money of any other Person which is secured by any Lien existing on property owned by such first Person, to the extent of the lesser of (1) the amount of indebtedness so secured and (2) the fair market value of the property subject to such Lien, (c) all reimbursement obligations, contingent or otherwise, in connection with any letters of credit actually issued and amounts representing the balance deferred and unpaid of the purchase price of any property or services except any such balance that constitutes an accrued expense or trade payable, and all conditional sale obligations and obligations under any title retention agreement, (d) the principal amount of all obligations of such Person with respect to the redemption, repayment or other repurchase of any Disqualified Stock, (e) any lease of property by the such Person as lessee which is reflected on such Person's consolidated balance sheet as a Capital Lease in accordance with GAAP, (f) all interest rate swaps, caps or similar agreements and foreign exchange contracts, currency swaps or similar agreements, to the extent, in the case of items of indebtedness under (a) through (c) above, that any such items (other than letters of credit) would appear as a liability on such Person's consolidated balance sheet in accordance with GAAP, and (g) to the extent not otherwise included, any obligation by such Person to be liable for, or to pay, as obligor, guarantor under a Guaranty or otherwise (other than for purposes of collection in the ordinary course of business), Indebtedness of another Person.

         "Institutional Investor" means (a) any original purchaser of a Note,
(b) any holder of a Note holding more than 5% of the aggregate principal amount of the Notes then outstanding, and (c) any bank, trust company, savings and loan association or other financial institution, any pension plan, any investment company, any insurance company, any broker or dealer, or any other similar financial institution or entity, regardless of legal form.

         "Intercreditor Agreement" shall mean that certain Intercreditor Agreement dated as of January 9, 1998, among the parties to the 1997 Note Purchase Agreement and the Revolving Credit Agreement, as amended from time to time.

         "Lien" means, with respect to any Person, any mortgage, lien, pledge, charge, security interest or other encumbrance, or any interest or title of any vendor, lessor, lender or other secured party to or of such Person under any conditional sale or other title retention agreement or Capital Lease, upon or with respect to any property or asset of such Person (including in the case of stock, stockholder agreements, voting trust agreements and all similar arrangements).

         "Make-Whole Amount" is defined in SECTION 8.7.

         "Material" means material in relation to the business, operations, affairs, financial condition, assets, properties, or prospects of the Trust and its Subsidiaries, taken as a whole.

         "Material Adverse Effect" means a material adverse effect on (a) the business, operations, affairs, financial condition, assets, properties or prospects of the Trust and its

Subsidiaries, taken as a whole, or (b) the ability of the Trust to perform its obligations under this Agreement and the Guaranty Agreement, (c) the ability of the Operating Partnership to perform its obligations under this Agreement or the Notes, or (d) the validity or enforceability against the Constituent Companies of this Agreement, the Guaranty Agreement or the Notes.

         "Memorandum" is defined in SECTION 5.3.

         "Minority Interest" shall mean any shares of stock of any class of, or any partnership, membership or other ownership in, a Subsidiary (other than directors qualifying shares as required by law) that are not owned by the Trust and/or one or more of its Subsidiaries.

         "Multiemployer Plan" means any Plan that is a "multiemployer plan" (as such term is defined in Section 4001(a)(3) of ERISA).

         "1997 Note Purchase Agreements" shall mean those certain separate Note Purchase Agreements each dated as of January 31, 1997, as amended by the First Amendment dated January 9, 1998, among the Operating Partnership, the Trust, certain Subsidiaries thereto and the Purchasers named in Annex I thereto, as amended from time to time.

         "Notes" is defined in SECTION 1.

         "Officer's Certificate" means a certificate of a Senior Financial Officer or of any other officer of the Trust or of the general partner of the Operating Partnership, as applicable, whose responsibilities extend to the subject matter of such certificate.

         "Operating Partnership" is defined in the Preamble.

         "Other Agreements" is defined in SECTION 2.

         "Other Purchasers" is defined in SECTION 2.

         "PBGC" means the Pension Benefit Guaranty Corporation referred to and defined in ERISA or any successor thereto.

         "Permitted Management Transferee" is defined in SECTION 8.3(J).

         "Person" means an individual, partnership, corporation, limited liability company, association, trust, unincorporated organization, or a government or agency or political subdivision thereof.

         "Plan" means an "employee benefit plan" (as defined in Section 3(3) of ERISA) that is or, within the preceding five years, has been established or maintained, or to which contributions are or, within the preceding five years, have been made or required to be made, by either Constituent Company or any of their ERISA Affiliates or with respect to which either Constituent Company or any of their ERISA Affiliates may have any liability.

         "Priority Debt" means all Indebtedness of the Trust and its Subsidiaries secured by Liens.

         "property" or "properties" means, unless otherwise specifically limited, real or personal property of any kind, tangible or intangible, choate or inchoate.

         "Proposed Prepayment Date" is defined in SECTION 8.3(c).

         "PTE" is defined in SECTION 6.2(a).

         "QPAM Exemption" means Prohibited Transaction Class Exemption 84-14 issued by the United States Department of Labor.

         "Required Holders" means, at any time, the holders of at least 51% in principal amount of the Notes at the time outstanding (exclusive of Notes then owned by the Trust or any of its Affiliates).

         "Responsible Officer" means any Senior Financial Officer and any other officer of the Trust, the general partner of the Operating Partnership or any Subsidiary Guarantor, as applicable, with responsibility for the administration of the relevant portion of this Agreement.

         "Revolving Credit Agreement" shall mean that certain Revolving Credit Agreement dated January 9, 1998, among the Operating Partnership, the institutions party thereto and Union Bank of Switzerland, New York Branch, as Agent, as amended from time to time.

         "Securities Act" means the Securities Act of 1933, as amended from time to time.

         "Senior Financial Officer" means the chief financial officer, principal accounting officer, treasurer or comptroller of the Trust, the Operating Partnership or any Subsidiary Guarantor, as applicable.

         "Source" is defined in SECTION 6.2.

         "Subsidiary" means, as to any Person, any corporation, association or other business entity in which such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries owns sufficient Voting Equity Interests to enable it or them (as a group) ordinarily, in the absence of contingencies, to elect a majority of the directors (or Persons performing similar functions) of such entity, and any partnership or joint venture if more than a 50% interest in the profits or capital thereof is owned by such Person or one or more of its Subsidiaries or such Person and one or more of its Subsidiaries (unless such partnership can and does ordinarily take major business actions without the prior approval of such Person or one or more of its Subsidiaries). Unless the context otherwise clearly requires, any reference to a "Subsidiary" is a reference to a Subsidiary of the Trust.

         "Subsidiary Guarantor" is defined in SECTION 2.

         "Subsidiary Guaranty Agreement" is defined in SECTION 2.

         "Successor Corporation" is defined in SECTION 10.3.

         "Total Unencumbered Assets" as of any date means the sum of (a) Undepreciated Real Estate Assets not subject to a Lien securing indebtedness for borrowed money; and (b) the book value of all other assets of the Trust and its Subsidiaries (other than accounts receivables and intangible assets) not subject to a Lien securing indebtedness for borrowed money, determined on a consolidated basis in accordance with GAAP.

         "Undepreciated Real Estate Assets" as of any date means the cost (original cost plus capital improvements) of real estate assets of the Trust and its Subsidiaries on such date, before depreciation and amortization, determined on a consolidated basis in accordance with GAAP.

         "Unsecured Indebtedness" means at any time the aggregate unpaid principal amount of all Indebtedness of the Trust and its Subsidiaries other than (a) Indebtedness of a Subsidiary owing to a Constituent Company or to a Wholly-Owned Subsidiary and (b) Priority Debt.

         "Voting Equity Interests" means with respect to any Person,

                   (a) at any time that such Person is a corporation, the capital stock of any class or classes of such Person the holders of which are ordinarily, in the absence of contingencies, entitled to vote in the election of corporate directors,

                   (b) at any time that such Person is a partnership, joint venture or similar entity, the capital interest or profits interest of such Person,

                   (c) at any time that such Person is a limited liability company, the membership interests of such Person, and

                   (d) at any time that such Person is a trust, business trust, association or other unincorporated organization, the beneficial interest of such Person.

         "Wholly-Owned Subsidiary" means, at any time, any Subsidiary one hundred percent (100%) of all of the Voting Equity Interests (except directors' qualifying shares) and Voting Equity Interests of which are owned by any one or more of the Trust and the Trust's other Wholly-Owned Subsidiaries at such time.

                                  SCHEDULE 4.10
                          (to Note Purchase Agreement)
                       CHANGES IN ORGANIZATIONAL STRUCTURE


                                      None

                                  SCHEDULE 5.3
                          (to Note Purchase Agreement)
                              DISCLOSURE MATERIALS


                                      None

                                  SCHEDULE 5.4
                          (to Note Purchase Agreement)
                            SUBSIDIARIES OF THE TRUST
                        AND OWNERSHIP OF EQUITY INTERESTS

                                  SCHEDULE 5.4
                          (to Note Purchase Agreement)

                          DIRECTORS AND SENIOR OFFICERS
                                  OF THE TRUST

Directors

         Robert J. Stetson
         Fred H. Margolin
         Darrel Rolph
         David Rolph
         Gerald H. Graham
         Eugene P. Taper



Officers

         Robert J. Stetson
              President and Chief Executive Officer

         Fred H. Margolin
              Chairman and Treasurer

         Michael D. Warren
              Director of Finance

                                  SCHEDULE 5.5
                          (to Note Purchase Agreement)
                              FINANCIAL STATEMENTS


1.       SEC Form 10-K for the fiscal year ended December 31, 1997.

2. Unaudited consolidated balance sheet, income statement and statement of cash flows for the fiscal quarter ended March 31, 1998.

                                  SCHEDULE 5.8
                          (to Note Purchase Agreement)
                               CERTAIN LITIGATION


                                      None

                                  SCHEDULE 5.11
                          (to Note Purchase Agreement)
                                  PATENTS, ETC.


                                      None

                                  SCHEDULE 5.14
                          (to Note Purchase Agreement)
                                 USE OF PROCEEDS

         Proceeds from the sale of the Notes will be used to pay down existing indebtedness of the Operating Partnership to Union Bank of Switzerland and for general corporate purposes.

                                  SCHEDULE 5.15
                          (to Note Purchase Agreement)

                            EXISTING INDEBTEDNESS AT
                                 APRIL 30, 1998


         1. $175,000,000 Revolving Credit Agreement dated as of January 9, 1998, between Union Bank of Switzerland and the Operating Partnership ("Bank Loan").

         The Bank Loan is guaranteed by U.S. Restaurant Properties, Inc.

         2. $12,500,000 aggregate amount of notes, due January 31, 2000, and $27,500,000 aggregate amount of notes due January 31, 2002, issued pursuant to the Note Purchase Agreement dated as of January 31, 1997 (the "Notes") from the Operating Partnership to Pacific Mutual Life Insurance Company, The Ohio National Life Insurance Company, Jefferson-Pilot Life Insurance Company, Alexander Hamilton Life Insurance Company of America, First Alexander Hamilton Life Insurance Company, Reliastar Life Insurance Company, Northern Life Insurance Company, Reliastar Bankers Security Life Insurance Company, and Reliastar United Services Life Insurance Company.

         The Notes are guaranteed, jointly and severally, by U.S. Restaurant Properties, Inc., USRP (Consolidating), LLC, USRP (West Virginia) Partners, L.P., Restaurant Renovation Partners, L.P., U.S. Restaurant Properties Development L.P., USRP (Lincoln), Ltd., USRP (Norman), Ltd., and USRP (Carolina), Ltd.

         3. $200,000,000 Warehouse Line of Credit from U.S. Restaurant Lending Group I, L.P., payable to Goldman Sachs Mortgage Company.

         4. $1,038,888.00 Standby Letters of Credit issued by Comerica Bank - Texas.

                                    EXHIBIT 1
                          (to Note Purchase Agreement)


                                  FORM OF NOTE

                    U.S. RESTAURANT PROPERTIES OPERATING L.P.

                        7.15% Senior Note due May 1, 2005

No. _________                                                  ___________, 199_
$____________                                                    PPN 90345# AC 4

         FOR VALUE RECEIVED, the undersigned, U.S. RESTAURANT PROPERTIES OPERATING L.P. (herein called the "Operating Partnership"), a limited partnership organized and existing under the laws of the State of Delaware, hereby promises to pay to ____________________, or registered assigns, the principal sum of ____________________ DOLLARS on May 1, 2005, with interest (computed on the basis of a 360-day year of twelve 30-day months) (a) on the unpaid balance thereof at the rate of 7.15% per annum from the date hereof, payable semiannually, on the first day of May and November in each year, commencing with the May 1 or November 1 next succeeding the date hereof, until the principal hereof shall have become due and payable, and (b) to the extent permitted by law on any overdue payment (including any overdue prepayment) of principal, any overdue payment of interest and any overdue payment of any Make-Whole Amount (as defined in the Note Purchase Agreements referred to below), payable semiannually as aforesaid (or, at the option of the registered holder hereof, on demand), at a rate per annum from time to time equal to the greater of (1) 9.15% or (2) 2% over the rate of interest publicly announced by Citibank, N.A. from time to time in New York, New York as its "base" or "prime" rate.

         Payments of principal of, interest on and any Make-Whole Amount with respect to this Note are to be made in lawful money of the United States of America at Citibank, N.A. or at such other place as the Operating Partnership shall have designated by written notice to the holder of this Note as provided in the Note Purchase Agreements referred to below.

         This Note is one of a series of Senior Notes (herein called the "Notes") issued pursuant to separate Note Purchase Agreements, dated as of as of May 1, 1998 (as from time to time amended, the "Note Purchase Agreements"), between the Operating Partnership, U.S. Restaurant Properties, Inc., a Maryland corporation, and the respective Purchasers named therein and is entitled to the benefits thereof. Each holder of this Note will be deemed, by its acceptance hereof, (i) to have agreed to the confidentiality provisions set forth in
SECTION 20 of the Note Purchase Agreements and (ii) to have made the representation set forth in SECTION 6.2 or SECTION 13.2 of the Note Purchase Agreements, as applicable.

         This Note is a registered Note and, as provided in the Note Purchase Agreements, upon surrender of this Note for registration of transfer, duly endorsed, or accompanied by a written instrument of transfer duly executed, by the registered holder hereof or such holder's attorney duly authorized in writing, a new Note for a like principal amount will be issued to, and registered in the name of, the transferee. Prior to due presentment for registration of transfer, the Operating Partnership may treat the person in whose name this Note is registered as the owner hereof for the purpose of receiving payment and for all other purposes, and the Operating Partnership will not be affected by any notice to the contrary.

         This Note and the holders hereof are entitled equally and ratably with the holders of all other Notes to the rights and benefits provided pursuant to the terms and provisions of the Guaranty Agreement and the Subsidiary Guaranty Agreement (as such terms are defined in the Note Purchase Agreements). Reference is hereby made to the Guaranty Agreement and the Subsidiary Guaranty Agreement for a statement of the nature and extent of the benefits and security for the Notes afforded thereby and the rights of the holders of the Notes in respect thereof.

         This Note is subject to optional prepayment, in whole or from time to time in part, at the times and on the terms specified in the Note Purchase Agreements, but not otherwise.

         If an Event of Default, as defined in the Note Purchase Agreements, occurs and is continuing, the principal of this Note may be declared or otherwise become due and payable in the manner, at the price (including any applicable Make-Whole Amount) and with the effect provided in the Note Purchase Agreements.

         This Note shall be construed and enforced in accordance with, and the rights and parties shall be governed by, the law of the State of New York, excluding choice-of-law principles of the law of such State which would require application of the laws of the jurisdiction other than such State.


                                      U.S. RESTAURANT PROPERTIES OPERATING L.P.

                                      By:  USRP Managing, Inc.


                                           By
                                             ----------------------------------
                                              Its
                                                 ------------------------------

                                 EXHIBIT 4.5(a)
                          (to Note Purchase Agreement)


                       FORM OF OPINION OF SPECIAL COUNSEL
                          TO THE CONSTITUENT COMPANIES

         The closing opinion of Middleberg, Riddle & Gianna, counsel for the Constituent Companies, which is called for by SECTION 4.5 of the Agreement, shall be dated the date of the Closing and addressed to you and the Other Purchasers, shall be satisfactory in scope and form to you and the Other Purchasers and shall be to the effect that:

                    1. The Trust is a corporation, duly incorporated, validly existing and in good standing under the laws of the State of Maryland, has the corporate power and authority to execute and perform the Agreement, the Other Agreements and the Guaranty Agreement, has the full corporate power and authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

                    2. The Operating Partnership is a limited partnership, duly organized, validly existing and in good standing under the laws of the State of Delaware, has the power and authority to execute and perform the Agreement, the Other Agreements and to issue the Notes, has full power and authority to conduct the activities in which it is now engaged and is duly qualified and is in good standing as a foreign entity in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

                    3. Each Subsidiary Guarantor is a limited liability company or limited partnership, duly organized, validly existing and in good standing, if applicable, under the laws of its jurisdiction of organization, has the power and authority to execute and perform the Subsidiary Guaranty Agreement, has the full power and authority to conduct the activities in which it is now engaged and is duly licensed or qualified and is in good standing as a foreign corporation or other legal entity in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary.

                    4. Each Subsidiary of the Trust (other than the Operating Partnership and the Subsidiary Guarantors) is a corporation or other legal entity duly organized, validly existing and in good standing under the laws of its jurisdiction of organization and is duly licensed or qualified and is in good standing in each jurisdiction in which the character of the properties owned or leased by it or the nature of the business transacted by it makes such licensing or qualification necessary and all of the issued and outstanding shares of capital stock or other equity interests of each Subsidiary of the

         Trust (including the Operating Partnership) have been duly issued, are fully paid and non-assessable and are owned by the Trust, by one or more Subsidiaries, or by the Trust and one or more Subsidiaries.

                    5. The Agreement and the Other Agreements have been duly authorized by all necessary action on the part of each Constituent Company, have been duly executed and delivered by each Constituent Company and constitute the legal, valid and binding contracts of each Constituent Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    6. The Notes have been duly authorized by all necessary action on the part of the Operating Partnership, and the Notes being delivered on the date of the Closing have been duly executed and delivered by the Operating Partnership and constitute the legal, valid and binding obligations of the Operating Partnership enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    7. The Guaranty Agreement has been duly authorized by all necessary corporate action on the part of the Trust, has been duly executed and delivered by the Trust and constitutes the legal, valid and binding contract of the Trust enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    8. The Subsidiary Guaranty Agreement has been duly authorized by all necessary action on the part of each Subsidiary Guarantor, has been duly executed and delivered by each Subsidiary Guarantor and constitutes the legal, valid and binding contract of each Subsidiary Guarantor enforceable in accordance with its terms, subject to bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    9. No approval, consent or withholding of objection on the part of, or filing, registration or qualification with, any Governmental Authority, Federal or state is necessary in connection with the execution and delivery of the Agreement, the Other Agreements, the Guaranty Agreement, the Subsidiary Guaranty Agreement or the Notes.

                   10. The issuance and sale of the Notes and the execution, delivery and performance by the Operating Partnership of the Agreement, the Other Agreements do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Operating Partnership pursuant to the provisions of the Certificate of Limited Partnership or the Limited Partnership Agreement of the Operating Partnership or any agreement or other instrument known to such counsel to which the Operating Partnership is a party or by which the Operating Partnership may be bound.

                   11. The execution, delivery and performance by the Trust of the Agreement, the Other Agreements and the Guaranty Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of the Trust pursuant to the provisions of the Articles of Incorporation or Bylaws of the Trust or any agreement or other instrument known to such counsel to which the Trust is a party or by which the Trust may be bound.

                   12. The execution, delivery and performance by the Subsidiary Guarantors of the Subsidiary Guaranty Agreement do not conflict with or result in any breach of any of the provisions of or constitute a default under or result in the creation or imposition of any Lien upon any of the property of any Subsidiary Guarantor pursuant to the provisions of the organizational documents of such Subsidiary Guarantor or any agreement or other instrument known to such counsel to which such Subsidiary Guarantor is a party or by which such Subsidiary Guarantor may be bound.

                   13. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Agreement and the Other Agreements and the delivery of the Guaranty Agreement and the Subsidiary Guaranty Agreement do not, under existing law, require the registration of the Notes or the Guaranty Agreement or the Subsidiary Guaranty Agreement under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

                   14. Since its organization, the Trust has been organized in conformity with the requirements for qualification and taxation as a "real estate investment trust" under the Code.

                   15. To the best of such counsel's knowledge after due inquiry, there are no actions, suits or proceedings pending or threatened against or affecting the Trust or any Subsidiary, at law or in equity in any court or before any Governmental Authority, which if adversely determined would individually or in the aggregate have a Material Adverse Effect.

The opinion of Middleberg, Riddle & Gianna, counsel to the Constituent Companies, shall cover such other matters relating to the sale of the Notes as you and the Other Purchasers may reasonably request. With respect to matters of fact on which such opinion is based, such counsel shall be entitled to rely on appropriate certificates of public officials and officers of the Constituent Companies.

                                 EXHIBIT 4.5(b)
                          (to Note Purchase Agreement)

                       FORM OF OPINION OF SPECIAL COUNSEL
                                TO THE PURCHASERS

         The closing opinion of Chapman and Cutler, special counsel to you and the Other Purchasers, called for by SECTION 4.5 of the Agreement, shall be dated the date of the Closing and addressed to you and the Other Purchasers, shall be satisfactory in form and substance to you and the Other Purchasers and shall be to the effect that:

                    1. The Trust is a corporation, validly existing and in good standing under the laws of the State of Maryland and has the power and authority to execute and deliver the Agreement, the Other Agreements and the Guaranty Agreement.

                    2. The Operating Partnership is a limited partnership, validly existing and in good standing under the laws of the State of Delaware and has the power and the authority to execute and deliver the Agreement, the Other Agreements and to issue the Notes.

                    3. The Agreement and the Other Agreements have been duly authorized by all necessary action on the part of each Constituent Company, have been duly executed and delivered by each Constituent Company and constitute the legal, valid and binding contracts of each Constituent Company enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    4. The Notes have been duly authorized by all necessary action on the part of the Operating Partnership, and the Notes being delivered on the date of such Closing have been duly executed and delivered by the Operating Partnership and constitute the legal, valid and binding obligations of the Operating Partnership enforceable in accordance with their respective terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    5. The Guaranty Agreement has been duly authorized by all necessary action on the part of the Trust, has been duly executed and delivered by the Trust and constitutes the legal, valid and binding contract of the Trust enforceable in accordance with its terms, subject to bankruptcy, insolvency, fraudulent conveyance and similar laws affecting creditors' rights generally, and general principles of equity (regardless of whether the application of such principles is considered in a proceeding in equity or at law).

                    6. The issuance, sale and delivery of the Notes under the circumstances contemplated by the Agreement and the Other Agreements and the delivery of the Guaranty Agreement do not, under existing law, require the registration of the Notes or the Guaranty Agreement under the Securities Act of 1933, as amended, or the qualification of an indenture under the Trust Indenture Act of 1939, as amended.

         The opinion of Chapman and Cutler shall also state that the opinion of Middleberg, Riddle & Gianna, counsel for the Constituent Companies, is satisfactory in scope and form to Chapman and Cutler and that, in their opinion, you and the Other Purchasers are justified in relying thereon.

         In rendering the opinion set forth in paragraph 1 above, Chapman and Cutler may rely solely upon an examination of the Articles of Incorporation and Bylaws of the Trust and the general corporate law of the State of Maryland. In rendering the opinion set forth in paragraph 2 above, Chapman and Cutler may rely solely upon an examination of the Limited Partnership Agreement of the Operating Partnership and the limited partnership laws of the State of Delaware. The opinion of Chapman and Cutler is limited to the laws of the State of New York, the general corporate law of the State of Maryland, the limited partnership laws of the State of Delaware and the Federal laws of the United States.

         With respect to matters of fact upon which such opinion is based, Chapman and Cutler may rely on appropriate certificates of public officials and officers of the Constituent Companies and upon representations of the Constituent Companies and you and the Other Purchasers delivered in connection with the issuance and sale of the Notes.